UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21962

Epiphany Funds

(Exact name of registrant as specified in charter)

106 Decker Court, Suite 225, Irving, TX 75062

(Address of principal executive offices)(Zip code)

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 320-2185

Date of fiscal year end:

10/31

Date of reporting period: 10/31/2015

Item 1.  Reports to Stockholders.

Epiphany FFV Fund Class A shares: EPVNX Class C shares: EPVCX	Epiphany FFV Strategic Income Fund Class A shares: EPIAX Class C shares: EPICX	Epiphany FFV Latin America Fund Class A Shares: ELAAX

ANNUAL REPORT

October 31, 2015

1-800-320-2185

www.epiphanyfunds.com

This Page Was Left Blank Intentionally

EPIPHANY FUNDS

LETTER TO SHAREHOLDERS

OCTOBER 31, 2015 (UNAUDITED)

My Fellow Shareholders:

As you receive this report, we will be in the season of Advent and heading to the Feast of the Epiphany, the Funds’ namesake.  This will be the ninth birthday for Epiphany Funds.  I am proud of the work accomplished and hopeful for the work ahead.  Our Funds can have a meaningful impact on corporate culture, shareholders, and the advisors that invest their clients’ money in the Funds.  The Funds continue to add new assets which speaks to our efforts.  All of Epiphany’s investment options use the FFV Scorecard® and follow the United States Conference of Catholic Bishops (USCCB) socially responsible investment guidelines and the standards of Biblically Responsible Investing (BRI).

This year in the marketplace, investors and institutions are more aware of screened investing than ever.  Many everyday consumer products offer some socially responsible feature.  We look at this awareness and appreciation of a greater good as it reinforces our mission and helps Epiphany Funds expand its influence.  Our goal has always been to offer portfolios that investors can be proud to own.  Since we have one voice as owners through shareholder advocacy, we enjoy shaping the corporate culture of the companies where we invest.  I believe this approach will add to performance and subtract from performance at different times.  Still our approach will not change.

The Markets

The three Epiphany Funds offer diversification and their investments are exposed broadly to three different markets.  We will highlight these markets.  Please review the full annual report for more detailed performance reporting.

The US equity market was up more than 5% for the year as represented by the S&P 500 Index.  The US market was still the performance leader for the world.  This was enhanced by a rising dollar valuation against world currencies.  Considering the market was up 17% as reported last year, this year did not beat average equity returns.  We were looking for less performance and more volatility in 2015 and the market delivered. When the performance is not as strong, we have more investment choices for the long haul.  Investment dollars are still moving into the US markets globally.  I think there are compelling reasons to be cautious. Stock selection is more important than ever.

The US bond market improved from 2014.  We think there will be more interest rate hikes to come in 2016, but very slight.  As long as the rest of the world is slowing down and lowering rates or keeping them at near zero, we believe the US cannot and probably should not go too far the other direction.  Most of the returns this year came in the third quarter as credit spreads widened pushing interest rates down and bond values up.  The Funds’ flexibility will be advantageous in 2016.

The Latin America market also ended the year more than 33% negative as represented by the S&P Latin America 40 Index.  This was a terrible year for Latin American markets.  If oil and commodity prices keep falling, these markets will have very strong headwinds.  Many Latin American economies are also exporter economies and big trade partners with

EPIPHANY FUNDS

LETTER TO SHAREHOLDERS (CONTINUED)

OCTOBER 31, 2015 (UNAUDITED)

China.  It seems likely that a US interest rate increase would start to weaken the dollar against Latin America currencies.  This would be a big win for the region and Epiphany FFV Latin America Fund.  Most of the index is already on sale. We believe there may be a big year coming, we are not sure of the timing.

FFV Scorecard®

We have always excluded investments based on our Faith and Family Values Screening.  The screening has helped lead the Funds to companies with less controversy and less distraction.  We continue to lead the way in institutional screening with more than $500 million screened for institutions and more than 1,500 proxies voted.

We have found value in scoring the positive and negative factors for companies in the portfolio.  We believe this demonstrates the advantage of our investment process.  We have coined the term “10+1,” meaning that we are considering the same underlying investment factors but adding our FFV Scorecard® screening to seek a better result.

In 2015, we continued to improve our screening process and focus on proxy voting to cause change.  This year has been a big year for corporate mergers and acquisitions.  This is a challenge for screening since as companies add new products to their lineup; there are more potentials to fail.  Performance in 2015 has been driven by the mega cap stock with most of the index combining for a negative year.  This has been a major headwind for screening since many of these companies fail our faith based screening.  I believe this is an anomaly.  As contended in many past letters, research is on our side that smaller, large cap companies can add performance.

Performance Review (Fiscal Year ended October 31, 2015)

Epiphany FFV Fund (EPVNX)’s one-year return was 0.25% for the one year ended October 31, 2015 and the S&P 500 was 5.20%.  Since Inception, the Fund has been 5.28% annually and the S&P 500 was 6.73% annually.  As mentioned throughout this letter, this year’s performance was dominated by the largest companies in the index.   We will not make a change in our investment approach and believe results will improve versus the index.  We keep the Fund primarily invested in companies with a market capitalization typically between $20 and 25 billion versus the average size company included in the benchmark, which is typically above $60 billion. We plan to continue to equal weight purchases into the portfolio when necessary and try to strive for a focused portfolio of about 40 different names for diversification, but not over exposure.

Generally, we will want to buy and hold companies for a long time that have free cash flow, pay a dividend and are out of favor or undervalued at the time of purchase.  This year, we were buyers of Halliburton (HAL).  Even though the company has a proven track record of success, extreme, falling oil prices have caused the stock to have a major decline and affect our performance.  As oil starts a recovery, we think Halliburton should lead the way.  Also in the top five holdings, we are invested in Texas Instruments, Inc., H&R Block, Inc., Costco Wholesale Group, and US Bancorp.  These are all long-term holdings for the Fund.  These companies have excellent free cash flow records and growth prospects.

EPIPHANY FUNDS

LETTER TO SHAREHOLDERS (CONTINUED)

OCTOBER 31, 2015 (UNAUDITED)

Epiphany FFV Strategic Income (EPINX)’s one-year return is 0.97%as compared to 1.88% for the Barclays Capital Intermediate Aggregate Bond Index.  Since inception, the performance was 3.39% as compared to the index of 3.49%.  Since an investor cannot buy a straight index without some cost, this is excellent performance.  We have felt that Dana Investments, the Fund’s sub-advisor, has continued to deliver consistent performance.  The Fund uses a flexible and opportunistic investment approach and can shift weighting in asset classes and sectors based on economic conditions.  The goal is to be an “all weather tire” income fund.  There is a new game in town.  As mentioned earlier, we expect that interest rate hikes plus the flexibility to hold preferred and income stocks will be most important. The Fund has benefited by a 3.55% coupon as compared to 2.93% for the index and a shorter duration of 3.10 years as compared to 4.09 for the index. This is a good position when rates might be on the rise and valuations on the decline.  There are no changes expected in our investment approach in 2016.

Epiphany FFV Latin America Fund (ELANX) has outperformed its benchmark this year with a -28.46% return versus a -33.74% return for the S&P Latin America 40 Index this year.  Since inception, the Fund’s performance was -10.89% versus -14.56% annually for the index during the period.  This Fund has been our best relative performance, just in a negative market.  Last year, we wrote that we felt the market was near a bottom and seemed to be set for a rebound.  This did not happen.  As oil continued to fall, the US Currency continued to strengthen and China slowed down.  These were all major headwinds for the market.  The region seems poised for future growth with a growing middle class, high country reserves, and business partnerships with other countries.  More than ever, we value our equal weighting stock strategy.  Most of the category and the index are market weighted and dominated by just a few stocks adding to risk.  Most of these companies are commodities companies.  We continue our long-term holding of Gruma SAB de CV, a large producer of tortilla and tortilla chip products.  These decisions have improved the Fund’s performance.  We believe this Fund will have a big year if this market turns around.  The timing for a turnaround is just not that clear.  Many signs point to improvement in 2016.  As with our strategy in the Fund, there is a buying opportunity for good companies and we will continue to invest.

Thank you for your business.  We have a lot to be thankful for and look forward to the opportunities in this coming year.  We believe that investing and Faith go hand and hand since both are hope filled.

Many blessings to you and your family,

Samuel J. Saladino, III

Portfolio Manager

Epiphany Funds

EPIPHANY FUNDS

LETTER TO SHAREHOLDERS (CONTINUED)

OCTOBER 31, 2015 (UNAUDITED)

Cautionary Statement

Our views and opinions regarding the investment prospects of our portfolio holdings and Funds are forward looking statements which may or may not be accurate over the long term.  While we have a reasonable basis for our appraisals, and we have confidence in our opinions, actual results may differ materially from those we anticipate.  Information provided in this letter should not be considered a recommendation to purchase or sell any particular security.

Epiphany Funds are offered by prospectus only.  Prospectuses contain more complete information on advisory fees, distribution charges and other expenses and should be read carefully before investing.  The prospectus or summary prospectus can be obtained by visiting www.epiphanyfunds.com or by calling 1-800-320-2185.  The Epiphany Funds are distributed by Rafferty Capital Markets, LLC.

All performance data quoted above is as of 10/31/2015.  The performance data quoted here represents past performance.  Current performance may be lower or higher than the data quoted.  Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  Past performance is no guarantee of future results.  A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions.  For performance information current to the most recent month-end, please call toll-free 1-800-320-2185.

The gross expense ratio for Epiphany FFV Fund is 1.60% for Class A and 2.35% for Class C.  The gross expense ratio for Epiphany FFV Strategic Income Fund is 1.77% for Class A and 2.53% for Class C.  The gross expense ratio for Epiphany FFV Latin America Fund is 3.58% for Class A.  The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Funds to ensure that the net annual fund operating expenses will not exceed the net expense ratio, subject to possible recoupment from the Funds in future years.  Results discussed herein reflect the waiver, without which the results could have been lower.

All investments are subject to risk, including the possible loss of capital.  A Fund’s performance may be affected by stock market risk, moral investing risk, foreign company and emerging market risk, concentration risk, socially responsible risk, preferred security risk, portfolio selection risk, political risk, large cap company risk, mid-cap and small cap risk, investment style risk, security risk, and derivatives risk.  A Fund’s fixed income securities are subject to interest rate risk.  If rates increase, the value of the Funds’ fixed income investments generally declines.  Investing in foreign securities involves more risks than investing in U.S. securities.  The Epiphany FFV Latin America Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  The Funds invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility.  Stocks of mid-cap and small-cap companies are more risky than stocks of larger companies.  Diversification does not guarantee a profit or assure against a loss.

The S&P 500 Index is an unmanaged composite of 500 large capitalization companies.  This index is widely used by professional investors as a performance benchmark for large-cap stocks.  You cannot invest directly in an index.

The S&P Latin America 40 is one of seven headline indices making up S&P Global 1200 and includes highly liquid securities from major economic sectors of Mexican and South American equity markets. Companies from Brazil, Chile, Mexico, Columbia and Peru are represented in this index. Representing approximately 70% of each country’s market capitalization, this index provides coverage of the large cap, liquid constituents of each key country in Latin America.

The Barclays Capital Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S.

EPIPHANY FFV FUND

PERFORMANCE ILLUSTRATION

OCTOBER 31, 2015 (UNAUDITED)

 AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED OCTOBER 31, 2015

FUND/INDEX	1-YEAR	3-YEAR	5-YEAR	SINCE INCEPTION	VALUE
Epiphany FFV Fund - Class A (Formerly Class N)
No Sales Load	0.25%	13.16%	11.28%	5.28%	$ 15,742
With Sales Load	-4.79%	11.25%	10.14%	4.67%	$ 14,949
Epiphany FFV Fund - Class C	-1.03%	12.13%	10.34%	6.21%	$ 15,912
S&P 500 Stock Index *	5.20%	16.19%	14.32%	6.73%	$ 17,763

Fund Inception Dates:

Class A (Formerly Class N): January 8, 2007                Class C: February 13, 2008

EPIPHANY FFV FUND
Growth of $10,000
19,000
18,000
17,000
16,000
15,000
14,000
13,000
12,000
11,000
10,000
9,000
8,000
7,000
6,000
5,000
Jan-07
Apr-07
Jul-07
Oct-07
Jan-08
Apr-08
Jul-08
Oct-08
Jan-09
Apr-09
Jul-09
Oct-09
Jan-10
Apr-10
Jul-10
Oct-10
Jan-11
Apr-11
Jul-11
Oct-11
Jan-12
Apr-12
Jul-12
Oct-12
Jan-13
Apr-13
Jul-13
Oct-13
Jan-14
Apr-14
Jul-14
Oct-14
Jan-15
Apr-15
Jul-15
Oct-15
Class A (Formerly Class N)
Class C
S&P 500

This chart assumes an initial investment of $10,000 made on the closing of January 8, 2007 for Class A (Formerly Class N), and February 13, 2008 for Class C shares. Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

* The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.  An investor cannot invest directly into the index.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance. The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Class A shares are offered at net asset value ("NAV") plus a front-end sales charge of up to 5.00%.  Class A shares also are available load-waived.  The front-end sales charge is determined by the amount of your investment and is reduced for purchases of $50,000 or more.

Class C imposes a contingent deferred sales charge ("CDSC") of 1.00% in the event of certain redemption transactions within one year of purchase.

The Fund imposes a 2.00% redemption fee on shares redeemed within 60 days.

EPIPHANY FFV FUND

PERFORMANCE ILLUSTRATION

OCTOBER 31, 2015 (UNAUDITED)

Annual operating expenses in the Prospectus dated June 1, 2015, before waiver/reimbursement were 1.60%, and 2.35% for Class A (Formerly Class N), and Class C, respectively.  The annual operating expenses after waiver/reimbursement were 1.50%, and 2.25% for Class A (Formerly Class N), and Class C, respectively.

EPIPHANY FFV STRATEGIC INCOME FUND

PERFORMANCE ILLUSTRATION

OCTOBER 31, 2015 (UNAUDITED)

 AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED OCTOBER 31, 2015

FUND/INDEX	1-YEAR	3-YEAR	5-YEAR	SINCE INCEPTION	VALUE
Epiphany FFV Strategic Income Fund - Class A
No Sales Load	0.97%	2.02%	2.91%	3.39%	$ 11,914
With Sales Load	-4.08%	0.30%	1.89%	2.38%	$ 11,314
Epiphany FFV Strategic Income Fund - Class C	0.33%	1.34%	2.20%	2.59%	$ 11,442
Barclays Capital Intermediate Aggregate Bond Index *	1.88%	1.61%	2.54%	3.49%	$ 11,976

Fund Inception Dates:

Class A: July 28, 2010                  Class C: July 28, 2010

EPIPHANY FFV STRATEGIC INCOME FUND
Growth of $10,000
14,000
13,500
13,000
12,500
12,000
11,500
11,000
10,500
10,000
9,500
9,000
Jul-10
Oct-10
Jan-11
Apr-11
Jul-11
Oct-11
Jan-12
Apr-12
Jul-12
Oct-12
Jan-13
Apr-13
Jul-13
Oct-13
Jan-14
Apr-14
Jul-14
Oct-14
Jan-15
Apr-15
Jul-15
Oct-15
Class A (includes Sales Load)
Class C
Barclays Capital Intermediate Aggregate Bond Index

This chart assumes an initial investment of $10,000 made on the closing of July 28, 2010 for Class A and for Class C shares. Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

* The Barclays Capital Intermediate Aggregate Bond Index is an unmanaged index.  Index returns assume reinvestment of dividends.  Investors may not invest in the Index directly; unlike the Fund's returns, the Index does not reflect any fees or expenses.  An investor cannot invest directly into the index.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance. The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Class A shares are offered at net asset value ("NAV") plus a front-end sales charge of up to 5.00%.  Class A shares also are available load-waived.  The front-end sales charge is determined by the amount of your investment and is reduced for purchases of $50,000 or more.

Class C imposes a contingent deferred sales charge ("CDSC") of 1.00% in the event of certain redemption transactions within one year of purchase.

The Fund imposes a 2.00% redemption fee on shares redeemed within 60 days.

EPIPHANY FFV STRATEGIC INCOME FUND

PERFORMANCE ILLUSTRATION

OCTOBER 31, 2015 (UNAUDITED)

Annual operating expenses in the Prospectus dated June 1, 2015, before waiver/reimbursement were 1.77% and 2.53% for Class A and Class C, respectively.  The annual operating expenses after waiver/reimbursement were 1.30% and 2.05% for Class A and Class C, respectively.

EPIPHANY FFV LATIN AMERICA FUND

PERFORMANCE ILLUSTRATION

OCTOBER 31, 2015 (UNAUDITED)

 AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED OCTOBER 31, 2015

FUND/INDEX	1-YEAR	3-YEAR	SINCE INCEPTION	VALUE
Epiphany FFV Latin America Fund - Class A
No Sales Load	-28.46%	-12.11%	-10.89%	$ 6,576
With Sales Load	-32.03%	-13.59%	-12.15%	$ 6,245
S&P Latin America 40 Index *	-33.74%	-14.86%	-14.56%	$ 5,642

Fund Inception Dates:      Class A: March 12, 2012

EPIPHANY FFV LATIN AMERICA FUND
Growth of $10,000

12,500
12,000
11,500
11,000
10,500
10,000
9,500
9,000
8,500
8,000
7,500
7,000
6,500
6,000
5,500
5,000
Mar-12 Apr-12 May-12 Jun-12 Jul-12 Aug-12 Sep-12 Oct-12 Nov-12 Dec-12 Jan-13 Feb-13 Mar-13 Apr-13 May-13 Jun-13 Jul-13 Aug-13 Sep-13 Oct-13 Nov-13 Dec-13 Jan-14 Feb-14 Mar-14 Apr-14 May-14 Jun-14 Jul-14 Aug-14 Sep-14 Oct-14 Nov-14 Dec-14 Jan-15 Feb-15 Mar-15 Apr-15 May-15 Jun-15 Jul-15 Aug-15 Sep-15 Oct-15
Class A (includes Sales Load)
S&P Latin America 40

This chart assumes an initial investment of $10,000 made on the closing of March 12, 2012 for Class A shares. Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

* The S&P Latin America 40 Total Return Index is an unmanaged index.  Index returns assume reinvestment of dividends.  Investors may not invest in the Indexes directly; unlike the Fund's returns, the Indexes do not reflect any fees or expenses.  An investor cannot invest directly into the index.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance. The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Class A shares are offered at net asset value ("NAV") plus a front-end sales charge of up to 5.00%.  Class A shares also are available load-waived.  The front-end sales charge is determined by the amount of your investment and is reduced for purchases of $50,000 or more.

The Fund imposes a 2.00% redemption fee on shares redeemed within 60 days.

Annual operating expenses in the Prospectus dated June 1, 2015, before waiver/reimbursement were 3.58% for Class A.  The annual operating expenses after waiver/reimbursement were 1.78% for Class A.

EPIPHANY FFV FUND

PORTFOLIO ILLUSTRATION

OCTOBER 31, 2015 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Utilities
2.91%
Basic Materials
3.37%
Communications
1.20%
Technology
7.48%
Consumer Discretionary
14.11%
Money Market Fund
2.92%
Materials
3.39%
Limited Partnerships
1.86%
Consumer Staples
12.08%
Industrials
18.55%
Energy
4.51%
Financials
10.99%
Healthcare
16.63%

Sectors are based on Bloomberg® classifications.

Please refer to the respective Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

EPIPHANY FFV STRATEGIC INCOME FUND

PORTFOLIO ILLUSTRATION

OCTOBER 31, 2015 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the type of investment and/or industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Consumer Staples 0.70%
Energy 0.21%
Financials 0.43%
Consumer Discretionary 1.16%
Healthcare 0.43%
Industrials 0.53%
Communications 0.14%
Materials 0.37%
U.S. Government Agencies & Obligations 43.42%
Technology 0.51%
Utilities 1.03%
Closed-End Mutual Funds 1.41%
Corporate Bonds 18.92%
Exchange Traded Funds 3.41%
Money Market Fund 2.67%
Limited Partnerships 0.63%
Real Estate Investment Trusts 0.82%
Municipal Bonds 6.95%
Preferred Stocks 15.01%
Open-End Mutual Fund 1.25%

Sectors are based on Bloomberg® classifications.

Please refer to the respective Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

EPIPHANY FFV LATIN AMERICA FUND

PORTFOLIO ILLUSTRATION

OCTOBER 31, 2015 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the type of investment and/or industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Real Estate Investment
Trust
2.17%
Utilities
4.64%
Communications
7.36%
Consumer Discretionary
8.50%
Money Market Fund
2.65%
Materials
17.29%
Consumer Staples
19.06%
Industrials
10.28%
Energy
6.04%
Exchange Traded Funds
1.79%
Financials
20.22%

Sectors are based on Bloomberg ® classifications.

Please refer to the respective Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

EPIPHANY FFV FUND

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2015

Shares		Value

COMMON STOCKS - 97.27%

Agricultural Chemicals - 3.44%
11,000	Monsonto Co.	$ 1,025,420

Air Transportation, Scheduled - 1.25%
7,302	Delta Air Lines, Inc.	371,234

Beverages - 2.32%
16,341	Coca-Cola Enterprises	692,041

Biological Products, (No Diagnostic Substances) - 2.63%
2,700	Biogen, Inc. *	784,377

Computer Storage Devices - 1.39%
10,853	Seagate Technology Plc. (Ireland)	413,065

Converted Paper & Paperboard Products (No Containers/Boxes) - 1.19%
2,957	Kimberly Clark Corp.	353,982

Crude Petroleum & Natural Gas - 1.13%
3,927	EOG Resources, Inc.	337,133

Electric & Other Services Combined - 1.49%
10,785	Public Service Enterprise Group, Inc.	445,313

Electric Services - 1.48%
7,775	American Electric Power Co., Inc.	440,454

Electronic & Other Electrical Equipment (No Computer Equipment) - 3.33%
21,000	Emerson Electric Co.	991,830

Farm Machinery & Equipment - 1.31%
5,000	Deere & Co.	390,000

Fats & Oils - 1.04%
6,800	Archer Daniels Midland Co.	310,488

Fire, Marine & Casualty Insurance - 2.67%
7,049	The Travelers Co., Inc.	795,762

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

OCTOBER 31, 2015

Shares		Value

Food & Kindred Products - 2.93%
7,299	Campbell Soup Co.	$ 370,716
6,133	Mead Johnson Nutrition Co.	502,906
		873,622
General Industrial Machinery & Equipment - 1.87%
6,059	Illinois Tool Works, Inc.	557,065

Industrial Instruments for Measurement, Display & Control - 1.23%
3,936	Danaher Corp.	367,268

Life Insurance - 2.51%
14,852	MetLife, Inc.	748,244

Men's & Boy's Furnishings, Work Clothing & Allied Garments - 2.96%
13,063	V.F. Corp.	882,014

Metalworking Machinery & Equipment - 3.41%
17,000	Lincoln Electric Holdings, Inc.	1,016,770

Motor Vehicles & Passenger Car Bodies - 3.24%
30,000	Ford Motor Co.	444,300
9,892	PACCAR, Inc.	520,814
		965,114
National Commercial Banks - 6.04%
8,258	PNC Financial Services Group, Inc.	745,367
25,000	U.S. Bancorp.	1,054,500
		1,799,867
Oil & Gas Field Services, NEC - 3.48%
27,000	Halliburton Co.	1,036,260

Paints, Varnishes, Lacquers, Enamels & Allied Products - 1.36%
3,890	PPG Industries, Inc.	405,571

Paper Mills - 0.86%
6,002	International Paper Co.	256,225

Pharmaceutical Preparations - 6.52%
16,254	AbbVie, Inc.	967,926
7,951	Celgene Corp. *	975,667
		1,943,593
Plastic Material, Synth Resin/Rubber, Cellulos (No Glass) - 1.24%
7,534	Sealed Air Corp.	370,070

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

OCTOBER 31, 2015

Shares		Value

Plastics Products, NEC - 1.18%
8,282	Newell Rubbermaid, Inc.	$ 351,405

Retail-Auto & Home Supply Stores - 1.46%
2,193	Advanced Auto Parts, Inc.	435,157

Retail-Drug Stores & Proprietary Stores - 3.29%
11,353	Express Scripts Holding Co. *	980,672

Retail-Family Clothing Stores - 1.24%
5,038	TJX Co., Inc.	368,731

Retail-Grocery Stores - 1.15%
9,026	Kroger Co.	341,183

Retail-Lumber & Other Building Materials Dealers - 1.10%
4,439	Lowe's Companies, Inc.	327,731

Retail-Variety Stores - 3.72%
7,000	Costco Wholesale Corp.	1,106,840

Semiconductors & Related Devices - 3.81%
20,000	Texas Instruments, Inc.	1,134,400

Services-Business Services, NEC - 1.23%
1,233	Alliance Data Systems Corp. *	366,583

Services-Computer Integrated Systems Design - 2.45%
26,803	Mentor Graphics Corp.	729,042

Services-Personal Services - 3.74%
29,873	H&R Block, Inc.	1,113,068

Ship & Boat Building & Repairing - 1.21%
2,427	General Dynamics Corp.	360,604

Surgical & Medical Instruments & Apparatus - 6.47%
10,299	Stryker Corp.	984,790
6,000	3M Co.	943,260
		1,928,050
Trucking & Courier Services (No Air) - 0.86%
2,500	United Parcel Service, Inc. Class B	257,550

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

OCTOBER 31, 2015

Shares		Value

Wholesale-Electronic Parts & Equipment, NEC - 2.04%
9,428	TE Connectivity Ltd. (Switzerland)	$ 607,540

TOTAL FOR COMMON STOCKS (Cost $26,994,973) - 97.27%		28,981,338

LIMITED PARTNERSHIPS - 1.90%

Oil, Gas & Coal - 1.90%
8,870	Magellan Midstream Partners L.P.	565,995

TOTAL FOR LIMITED PARTNERSHIPS (Cost $691,811) - 1.90%		565,995

MONEY MARKET FUND - 2.99%
889,786	Fidelity Institutional Money Market Portfolio 0.15% **	889,786

TOTAL FOR MONEY MARKET FUND (Cost $889,786) - 2.99%		889,786

TOTAL INVESTMENTS (Cost $28,576,570) - 102.16%		30,437,119

LIABILITIES LESS OTHER ASSETS, NET - (2.16)%		(643,030)

NET ASSETS - 100.00%		$ 29,794,089

* Non-income producing securities during the period.

** Variable rate security; the coupon rate shown represents the coupon at October 31, 2015.

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2015

Shares/Principal		Value

COMMON STOCKS - 5.48%

Aircraft Engines & Engine Parts - 0.09%
202	United Technologies Corp.	$ 19,879

Auto Controls for Regulating Residential & Commercial Environments & Appliances - 0.15%
562	Ingersoll-Rand PLC. (Ireland)	33,304

Banks - 0.17%
445	The PNC Financial Services Group, Inc.	40,166

Beverages - 0.18%
459	Dr. Pepper Snapple Group, Inc.	41,021

Computer Storage Devices - 0.16%
489	NetApp, Inc.	16,626
258	SanDisk Corp.	19,866
		36,492
Crude Petroleum & Natural Gas - 0.08%
2,240	Vanguard Natural Resources, LLC	17,674

Electric & Other Services Combined - 0.20%
314	Exelon Corp.	8,767
725	WEC Energy Group, Inc.	37,381
		46,148
Electric Services - 0.30%
341	NextEra Energy, Inc.	35,007
514	Pinnacle West Capital Corp.	32,644
		67,651
Electromedical & Electrotherapeutic Apparatus - 0.13%
406	Medtronic, Inc. (Ireland)	30,012

Hospital & Medical Service Plans - 0.17%
342	Aetna, Inc.	39,255

Hotels & Motels - 0.13%
370	Wyndham Worldwide Corp.	30,099

Household Appliances - 0.10%
145	Whirlpool Corp.	23,220

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

OCTOBER 31, 2015

Shares/Principal		Value

Life Insurance - 0.09%
404	MetLife, Inc.	$ 20,354

Malt Beverages - 0.16%
414	Molson Coors Brewing Co. Class B	36,473

Mens & Boys Furnishings Work Clothing & Allied Garments - 0.15%
511	V.F. Corp.	34,503

Motor Vehicle Parts & Accessories - 0.19%
346	Lear Corp.	43,271

Natural Gas Distribution - 0.35%
654	Atmos Energy Corp.	41,202
635	WGL Holdings, Inc.	39,516
		80,718
Oil & Gas Field Services, NEC - 0.13%
800	Halliburton Co.	30,704

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 0.12%
264	Zimmer Holdings, Inc.	27,606

Plastic Material, Synth Resin, Rubber, Cellulos (No Glass) - 0.30%
720	The Dow Chemical Co.	37,202
435	Eastman Chemical Co.	31,394
		68,596
Public Building & Related Furniture - 0.12%
619	Johnson Controls, Inc.	27,966

Railroads, Line-Haul Operating - 0.13%
334	Union Pacific Corp.	29,843

Retail-Apparel & Accessory Stores - 0.14%
1,039	Hanesbrands, Inc.	33,186

Retail-Drug Stores & Proprietary Stores - 0.16%
363	CVS Health Corp.	35,857

Retail-Family Clothing Stores - 0.15%
471	TJX Companies, Inc.	34,472

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

OCTOBER 31, 2015

Shares/Principal		Value

Retail-Grocery Stores - 0.20%
1,222	The Kroger Co.	$ 46,192

Search, Detection, Navigation, Guidance, Aeronautical Systems - 0.17%
328	Raytheon Co.	38,507

Semi-Conductors & Related Devices - 0.16%
696	Broadcom Corp. Class A	35,774

Services-Business Services - 0.19%
412	Accenture PLC. Class A (Ireland)	44,166

Services-Help Supply Services - 0.16%
400	Manpower Group, Inc.	36,712

State Commercial Banks - 0.16%
526	State Street Corp.	36,294

Surgical & Medical Instruments & Apparatus - 0.07%
99	3M Co.	15,564

Telephone Communications ( No Radio Telephone) - 0.14%
1,447	Consolidated Communications Holdings, Inc.	31,979

Water Supply - 0.18%
715	American Water Works Co.	41,012

TOTAL FOR COMMON STOCKS (Cost $1,044,009) - 5.48%		1,254,670

CLOSED-END MUTUAL FUNDS - 1.40%
7,481	BlackRock Floating Rate Income Strategies Fund	97,477
8,407	BlackRock Limited Duration Income Trust Fund	124,424
9,690	Calamos Strategic Total Return Fund	98,838

TOTAL FOR CLOSED-END MUTUAL FUNDS (Cost $340,427) - 1.40%		320,739

CORPORATE BONDS - 18.81%

Aerospace & Defense - 0.67%
150,000	L-3 Communications Corp. 3.95%, 11/15/2016	153,041

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

OCTOBER 31, 2015

Shares/Principal		Value

Banking - 4.43%
200,000	Barclays Plc., 3.65%, 03/16/2025	$ 193,425
65,000	BB&T Corp. 4.90%, 06/30/2017	68,357
250,000	Capital One NA, McLean VA. 1.65%, 2/5/2018	248,582
130,000	Fifth Third Bancorp 4.50%, 06/01/2018	137,557
200,000	Huntington National Bank 2.20%, 04/19/2019	199,449
100,000	HSBC USA, Inc. 2.625%, 09/24/2018	101,978
60,000	PNC Financial Services Group, Inc. 6.75%, 7/29/2049 **	64,663
		1,014,011
Design, Manufacturing & Distribution - 0.45%
100,000	Jabil Circuit, Inc. 7.75%, 07/15/2016	104,000

Gaming, Lodging & Restaurants - 1.07%
242,000	Wyndham Worldwide Corp. 4.25%, 03/01/2022	244,890

Home & Office Products - 2.18%
283,000	Dr. Horton, Inc. 3.75%, 03/01/2019	290,782
200,000	Toll Brothers Finance Corp. 4.00%, 12/31/2018	208,000
		498,782
Household Products - 0.87%
200,000	Clorox Co., 3.05%,09/15/2022	198,022
Institutional Financial Services - 0.87%
200,000	Morgan Stanley 1.3372%, 12/15/2015 **	200,034

Insurance - 1.44%
250,000	American International Group, Inc. 4.875%, 06/01/2022	278,022
50,000	Hartford Financial Services Group, Inc. 5.50%, 10/15/2016	52,084
		330,106
Oil, Gas & Coal - 4.82%
200,000	Apache Corp. Sr Nt 3.625%, 02/01/2021	205,016
150,000	Buckeye Partners, L.P. 5.50%, 08/15/2019	156,723
100,000	Buckeye Partners, L.P. 2.65%, 11/15/2018	96,775
150,000	ConocoPhillips 5.75%, 02/01/2019	167,831
100,000	Devon Energy Corp. 6.30%, 01/15/2019	111,373
200,000	ONEOK Partners L.P. 3.25%, 2/01/2016	200,516
175,000	Transocean Inc. 6.00%, 03/15/2018 (Cayman Islands)	164,150
		1,102,384
Public Building & Related Furniture - 0.22%
50,000	Johnson Controls, Inc. 5.50%, 01/15/2016	50,425

Specialty Finance - 0.89%
200,000	Western Union Co. 3.35%, 05/22/2019	203,893

** Variable rate security; the coupon rate shown represents the coupon at October 31, 2015.

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

OCTOBER 31, 2015

Shares/Principal		Value

Telecom - 0.90%
200,000	Frontier Communications Corp. 8.50%, 04/15/2020	$ 206,000

TOTAL FOR CORPORATE BONDS (Cost $4,309,595) - 18.81%		4,305,588

EXCHANGE TRADED FUNDS - 3.39%
10,141	iShares S&P U.S. Preferred Stock Index Fund	398,136
12,895	ProShares Short 7-10 Year Treasury *	377,952

TOTAL FOR EXCHANGE TRADED FUNDS (Cost $800,316) - 3.39%		776,088

LIMITED PARTNERSHIPS - 0.62%

Oil, Gas & Coal - 0.62%
136	Alliance Holdings GP L.P.	3,979
753	Energy Transfer Partners L.P.	33,252
1,329	Enterprise Products Partners L.P.	36,720
1,060	Global Partners L.P.	34,726
531	Magellan Midstream Partners L.P.	33,883
		142,560

TOTAL FOR LIMITED PARTNERSHIPS (Cost $136,321) - 0.62%		142,560

MUNICIPAL BONDS - 6.93%

Delaware - 0.31%
70,000	Delaware State Housing Authority 2.75%, 12/01/2041	70,781
Florida - 0.75%
170,000	Florida Home Loan Corp. 5.05%, 07/01/2026	171,027
Kentucky - 1.14%
250,000	Kentucky State Housing Corp. 3.168%, 01/01/2020	260,690
Maryland - 0.43%
25,000	Maryland State Community Dev. Admin. Dept. 5.75%, 09/01/2039	25,648
70,000	Maryland State Community Dev. Admin. Dept. 6.50%, 03/01/2043	73,655
		99,303
Massachusetts - 0.68%
150,000	Massachusetts Housing Finance Agency 3.279%, 12/01/2020	155,168
Missouri - 0.22%
5,000	Missouri State Housing Dev, Single Family 6.25%, 09/01/2032	5,001
45,000	Missouri State Housing Dev. Single Family 5.83%, 09/01/2017	45,360
		50,361

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

OCTOBER 31, 2015

Shares/Principal		Value

New Hampshire - 0.02%
5,000	New Hampshire State Housing & Finance 5.533%, 07/01/2037	$ 5,038
New Mexico - 0.05%
10,000	New Mexico Mortgage Finance Authority 6.35%, 01/01/2028	10,303
North Carolina - 0.82%
45,000	North Carolina State Housing 4.00%, 01/01/ 2034	45,528
140,000	North Carolina State Housing 4.65%, 07/01/2021	141,848
		187,376
Pennsylvania - 0.93%
200,000	Pennsylvania State High Education Facilities Authority 4.00%, 06/15/2023	213,518
Washington - 1.58%
100,000	King County Washington School District #411 Issaquah 1.293%, 12/01/2018	100,612
250,000	Port Camas Washougal Washington 2.00%, 12/01/2019	250,878
10,000	Vancouver Washington Housing Authority 3.574%, 03/01/2016	10,061
		361,551

TOTAL FOR MUNICIPAL BONDS (Cost $1,576,034) - 6.93%		1,585,116

OPEN-END MUTUAL FUNDS - 1.24%
26,087	AQR Managed Futures Strategy Fund	283,305

TOTAL FOR OPEN-END MUTUAL FUNDS (Cost $300,000) - 1.24%		283,305

PREFERRED SECURITIES - 14.92%

Banking - 2.42%
6,000	BB&T Corp. PFD 5.625%, 12/31/2049	154,560
4,000	HSBC Holdings Plc. PFD 8.125%, 12/31/2049 (United Kingdom)	105,800
5,000	Quest Corp. PFD 7.50%, 09/15/2051	131,000
6,000	TCF Financial Co. PFD 7.50%, 12/31/2049	162,000
		553,360
Institutional Financial Services - 0.56%
4,750	Raymond James Financial PFD 6.90%, 3/15/2042	127,918
Insurance - 3.26%
4,000	Aegon N.V. PFD 6.50%, 12/31/2049 (Netherlands)	104,320
4,000	Amtrust Financial Services, Inc. Series A PFD 6.75%, 12/31/2049	94,400
6,000	Aviva PLC PFD 8.25%, 12/01/2041 (United Kingdom)	162,060
5,000	Endurance Specialty Holdings Series B PFD 7.50%, 12/31/2049 (Bermuda)	130,250
5,500	Maiden Holdings North America Ltd. PFD 8.25%, 6/15/2049	141,955
4,000	PartnerRe Ltd. Series E 7.25%, 12/31/2049 (Bermuda)	114,320
		747,305

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

OCTOBER 31, 2015

Shares/Principal		Value

Real Estate - 5.39%
4,400	Ashford Hospitality Trust Series A PFD 8.55%, 12/31/2049	$ 111,760
5,000	Ashford Hospitality Trust Series E PFD 9.00%, 12/31/2049	129,383
5,000	Corporate Office Properties Trust Series L PFD 7.375%, 12/31/2049	129,338
6,000	DuPont Fabros Tech Inc. Series A PFD 7.875%, 12/31/2049	151,140
7,000	First Potomac Realty Trust Series A PFD 7.75%, 12/31/2049	179,760
6,000	Hospitality Properties Trust Series D PFD 7.125%, 12/31/2049	158,100
4,000	LaSalle Hotel Properties PFD 7.50%, 12/31/2049	101,520
2,000	Post Properties, Inc. Series A PFD 8.50%, 12/31/2049	130,972
5,500	Public Storage 5.75%, 12/31/49	141,405
		1,233,378
Specialty Finance - 2.85%
6,500	Allied Capital Corp. PFD 6.875%, 04/15/2047	167,115
5,907	American Capital Agency Corp. PFD 8.00%, 12/31/2049	153,641
4,132	Annaly Capital Management, Inc. Series C PFD 7.625%, 12/31/2049	101,482
4,000	Aspen Insurance Holdings Ltd. PFD 7.401%, 12/31/2049 ** (Bermuda)	102,200
4,800	KKR Financial Holdings PFD 7.375%, 12/31/2049	127,056
		651,494
Wireless Telecommunication Services - 0.44%
3,900	Qwest Corp. PFD 7.00%, 04/01/2052	101,868

TOTAL FOR PREFERRED SECURITIES (Cost $3,358,999) - 14.92%		3,415,323

REAL ESTATE INVESTMENT TRUSTS - 0.82%
384	Equity Residential	29,691
822	HCP, Inc.	30,578
923	National Retail Properties, Inc.	35,074
866	Omega Healthcare Investors, Inc.	29,894
843	Weingarten Realty Investors	30,146
477	Welltower, Inc.	30,943

TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $162,783) - 0.82%		186,326

U.S. GOVERNMENT AGENCIES AND OBLIGATIONS - 43.18%

Federal Farm Credit Banks - 13.86%
250,000	Federal Farm Credit Banks 1.93%, 12/02/2019	250,343
400,000	Federal Farm Credit Banks 2.00%, 12/16/2019	400,332
300,000	Federal Farm Credit Banks 2.35%, 06/16/2021	301,817
325,000	Federal Farm Credit Banks 2.58%, 12/09/2021	325,591
250,000	Federal Farm Credit Banks 2.37%, 01/28/2022	250,490
350,000	Federal Farm Credit Banks 3.00%, 12/01/2023	350,481

** Variable rate security; the coupon rate shown represents the coupon at October 31, 2015.

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

OCTOBER 31, 2015

Shares/Principal		Value

Federal Farm Credit Banks - (Continued)
350,000	Federal Farm Credit Banks 3.04%, 06/17/2024	$ 350,534
300,000	Federal Farm Credit Banks 2.95%, 12/20/2024	300,036
300,000	Federal Farm Credit Banks 3.12%, 10/05/2026	299,007
350,000	Federal Farm Credit Banks 3.00%, 02/10/2027	342,446
		3,171,077
Federal Home Loans Banks - 8.44
155,000	Federal Home Loans Banks 1.25%, 12/27/2019 **	155,126
250,000	Federal Home Loans Banks 2.37%, 06/10/2022	251,247
300,000	Federal Home Loans Banks 2.15%, 10/21/2022	295,419
300,000	Federal Home Loans Banks 2.25%, 06/18/2025 **	300,359
190,476	Federal Home Loans Banks 2.90%, 09/05/2025	186,081
150,000	Federal Home Loans Banks 2.15%, 01/28/2028 **	141,775
250,000	Federal Home Loans Banks 1.00%, 02/27/2023 **	249,923
350,000	Federal Home Loans Banks 2.19%, 01/13/2022	350,768
		1,930,698
Federal Home Loans Mortgage Corporation - 6.46%
400,000	Federal Home Loans Mortgage Corp. 0.50%, 05/13/2016	400,398
200,000	Federal Home Loan Mortgage Credit 0.875%, 03/07/2018	199,746
300,000	Federal Home Loan Mortgage Credit 1.30%, 08/21/2018	300,130
200,000	Federal Home Loan Mortgage Credit 1.375%, 02/26/2019	200,535
150,000	Federal Home Loan Mortgage Credit 2.375%, 01/13/2022	153,541
164,606	Federal Home Loan Mortgage Credit Class AC CMO 2.25%, 02/15/2028	166,197
3,059	Federal Home Loan Mortgage Credit Pool #1B4069 2.375%, 05/01/2038 ***	3,232
29,182	Federal Home Loan Mortgage Credit Pool #407172 2.345%, 09/01/2022 ***	29,384
7,164	Federal Home Loan Mortgage Credit Pool #755028 2.415%, 11/01/2018 ***	7,231
5,118	Federal Home Loan Mortgage Credit Pool #845590 2.264%, 01/01/2024 ***	5,156
12,291	Federal Home Loan Mortgage Credit Pool #845965 2.517%, 01/01/2024 ***	12,634
		1,478,184
Federal National Mortgage Associations - 4.67%
350,000	Federal National Mortgage Association 2.230%, 12/06/2022	343,855
150,000	Federal National Mortgage Association 5.375%, 06/12/2017	161,104
250,000	Federal National Mortgage Association 3.00%, 05/24/2032 **	245,751
32,177	Federal National Mortgage Association Pool #279880 1.58%, 04/01/2024***	32,380
63,935	Federal National Mortgage Association Pool #462285 2.435%, 06/01/2036***	66,093
17,105	Federal National Mortgage Association Pool #551037 2.583%, 11/01/2020***	17,478
51,566	Federal National Mortgage Association Pool #745776 2.52%, 07/01/2036***	54,958
9,130	Federal National Mortgage Association Pool #791573 2.42%, 08/01/2034***	9,626
55,762	Federal National Mortgage Association Pool #883017 2.424%, 06/01/2036***	59,344
66,783	Federal National Mortgage Association Pool #888386 2.402%, 03/01/2038***	71,018
6,728	Federal National Mortgage Association Pool #995350 2.124%, 09/01/2038***	7,159
		1,068,766

** Variable rate security; the coupon rate shown represents the coupon at October 31, 2015.

***Adjustable rate security; the coupon rate shown represents the coupon at October 31, 2015.

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

OCTOBER 31, 2015

Shares/Principal		Value

Federal Home Loans Mortgage Corporation Collateralized Mortgage Obligations - 1.48%
324,689	FHR 4447 PA Mortgage 3.00%, 12/15/2044	$ 338,724
Federal National Mortgage Associations Collateralized Mortgage Obligations - 3.48%
140,843	FNA 2013-M9 Class Asq2 CMO 1.8248%, 06/25/2018	142,478
349,419	FNR 2012-120 PA Mtg. 3.50%, 10/25/2042 **	368,363
130,514	FNR 2013-124 Class BD CMO 2.50%, 12/25/2028	133,346
151,085	FNR 2013-41 Class Ae CMO 2.00%, 07/25/2037	152,262
		796,449
Government National Association -1.00%
216,299	Government National Association Series 2012-047 Cl Va 3.50%, 07/23/2023	229,754
Government National Mortgage Associations - 2.37%
14,043	Government National Mortgage Association Pool #008062 1.625%, 10/20/2022 ***	14,533
47,954	Government National Mortgage Association Pool #008120 1.75%, 01/20/2023 ***	49,241
8,063	Government National Mortgage Association Pool #008228 1.625%, 07/20/2023 ***	8,343
8,095	Government National Mortgage Association Pool #008259 1.625%, 08/20/2023 ***	8,380
29,570	Government National Mortgage Association Pool #008350 1.75%, 01/20/2024 ***	30,388
5,726	Government National Mortgage Association Pool #008375 1.75%, 02/20/2024 ***	5,888
6,543	Government National Mortgage Association Pool #008395 1.75%, 03/20/2024 ***	6,731
2,941	Government National Mortgage Association Pool #008410 1.75%, 04/20/2024 ***	3,052
6,333	Government National Mortgage Association Pool #008421 1.75%, 05/20/2024 ***	6,574
5,333	Government National Mortgage Association Pool #008502 1.625%, 09/20/2024 ***	5,508
8,827	Government National Mortgage Association Pool #008503 1.625%, 09/20/2024 ***	9,144
6,941	Government National Mortgage Association Pool #008565 2.00%, 12/20/2024 ***	7,154
10,820	Government National Mortgage Association Pool #008567 2.50%, 12/20/2024 ***	11,159
25,978	Government National Mortgage Association Pool #008595 2.00%, 02/20/2025 ***	26,967
6,298	Government National Mortgage Association Pool #008660 1.625%, 07/20/2025 ***	6,485
21,685	Government National Mortgage Association Pool #080450 1.625%, 09/20/2030 ***	22,217
48,400	Government National Mortgage Association Pool #080524 1.625%, 07/20/2031 ***	50,206
55,360	Government National Mortgage Association Pool #080569 1.75%, 01/20/2032 ***	56,923
6,448	Government National Mortgage Association Pool #080659 1.625%, 12/20/2032 ***	6,681
76,779	Government National Mortgage Association Pool #081113 1.625%, 10/20/2034 ***	79,767
38,346	Government National Mortgage Association Pool #081727 1.625%, 07/20/2036 ***	39,809
66,917	Government National Mortgage Association Pool #082903 1.625%, 08/20/2041	69,436
481	Government National Mortgage Association Pool #314616 8.50%, 04/15/2022	483
1,626	Government National Mortgage Association Pool #335228 7.50%, 12/15/2023	1,769
593	Government National Mortgage Association Pool #343498 8.00%, 02/15/2023	596
356	Government National Mortgage Association Pool #352081 7.00%, 09/15/2023	388
1,719	Government National Mortgage Association Pool #352837 6.50%, 01/15/2024	1,972
1,292	Government National Mortgage Association Pool #353946 7.00%, 02/15/2024	1,300
994	Government National Mortgage Association Pool #426033 6.50%, 04/15/2026	1,141
9,216	Government National Mortgage Association Pool #460203 7.00%, 04/15/2028	9,939
		542,174

** Variable rate security; the coupon rate shown represents the coupon at October 31, 2015.

***Adjustable rate security; the coupon rate shown represents the coupon at October 31, 2015.

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

OCTOBER 31, 2015

Shares/Principal		Value

U.S. Small Business Administration - 0.39%
88,508	U.S. Small Business Admin Pool #508527 3.575%, 02/25/2018	$ 90,169
United States Treasury Note Bonds - 1.03%
125,000	United States Treasury Note Bond 2.375%, 07/31/2017	128,644
100,000	United States Treasury Note Bond 3.375%, 11/15/2019	107,883
		236,527

TOTAL FOR U.S. GOVERNMENT AGENCIES AND OBLIGATIONS (Cost $9,874,719) - 43.18%		9,882,522

MONEY MARKET FUND - 2.66%
607,731	Fidelity Institutional Money Market Portfolio 0.15% **	607,731

TOTAL FOR MONEY MARKET FUND (Cost $607,731) - 2.66%		607,731

TOTAL INVESTMENTS (Cost $22,510,934) - 99.45%		22,759,968

OTHER ASSETS LESS LIABILITIES, NET - 0.55%		126,388

NET ASSETS - 100.00%		$22,886,356

** Variable rate security; the coupon rate shown represents the coupon at October 31, 2015.

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV LATIN AMERICA FUND

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2015

Shares		Value

COMMON STOCKS - 93.50%

Air Transportation, Scheduled - 5.47%
60,000	Grupo Aeromexico SAB de CV (Mexico) *	$ 105,444
14,000	Latam Airlines Group S.A. ADR *	77,140
		182,584
Aircrafts - 2.20%
2,500	Embraer S.A. (Brazil)	73,425

Airports, Flying Fields & Airport Terminal Services - 4.78%
2,000	Grupo Aeroportuario del Centro Norte, SAB de CV ADR	82,260
500	Grupo Aeroportuario del Sureste, SAB de CV ADR	77,370
		159,630
Basic & Diversified Chemicals - 5.07%
45,000	Alfa, SAB de CV (Mexico)	93,836
29,000	Mexichem SAB de CV (Mexico)	75,287
		169,123
Beverages - 2.04%
14,000	Ambev S.A. ADR	68,180

Bottled & Canned Soft Drinks & Carbonated Waters - 3.62%
800	Coca Cola Femsa S.A. de C.V. (Mexico)	61,344
600	Fomento Economico ADR	59,454
		120,798
Cement, Hydraulic - 2.00%
10,575	Cemex, S.A.B. de C.V. (Mexico)	66,726

Commercial Banks, NEC - 10.91%
10,680	Banco Bradesco ADR	58,099
1,500	Bancolombia S.A. ADR	51,930
17,000	Banregio Grupo Financiero (Mexico)	91,801
600	Creditcorp Ltd. (Peru)	67,908
17,500	Grupo Financiero Banorte S.A.B. de C.V. (Mexico)	94,331
		364,069
Crude Petroleum & Natural Gas - 1.53%
10,500	Petroleo Brasileiro S.A. ADR Class A *	51,240

Diversified Financial Services - 4.86%
30,000	Credito Real SAB de CV Sofom ENR (Mexico)	70,902
30,000	Unifin Financiera SAB de CV SOFOM ENR (Mexico) *	91,155
		162,057

* Non-income producing securities during the period.

ADR - American Depository Receipt.  ADRs are issued in the United States by a U.S. bank representing a specified number of shares of a foreign security traded on a U.S. exchange.

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV LATIN AMERICA FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

OCTOBER 31, 2015

Shares		Value

Electric Services - 2.04%
1,800	Empresa Nacional de Electricid ADR	$ 68,004

Food Manufacturing - 5.92%
7,000	Gruma S.A.B. de C.V. (Mexico)	108,129
35,000	Grupo Lala SAB de C.V. (Mexico)	89,527
		197,656
Gold & Silver Ores - 1.54%
8,000	Compania de Minas Buenaventura Series B ADR	51,280

Heavy Construction Other Than Building Construction - Contractors - 3.31%
8,800	Promotora y Operadora de Infraestructura SAB de C.V. (Mexico) *	110,448

Industrial Inorganic Chemicals - 1.40%
5,000	Ecopetrol S.A. ADR	46,600

Meat Packing Plants - 1.84%
4,000	BRF-Brasil Foods S.A. ADR	61,320

Metal Mining - 7.31%
35,000	Grupo Mexico SAB de CV (Mexico)	85,349
3,000	Southern Copper Corp.	83,280
17,300	Vale S.A. ADR	75,428
		244,057
Natural Gas Distribution - 4.16%
18,000	Ienova (Mexico)	86,882
3,000	Ultrapar Holdings, Inc. (Brazil)	51,930
		138,812
Real Estate - 2.22%
45,000	Corporacion Inmobiliaria Vesta SAB de CV (Mexico)	73,956

Retail-Bakery Products - 2.89%
34,000	Grupo Bimbo SAB de CV (Mexico) *	96,571

Retail-Department Stores - 3.04%
7,300	El Puerto de Liverpool S.A. (Mexico)	101,478

State Commercial Banks - 2.26%
11,000	Itau Unibanco Holding S.A. ADR	75,350

Steel Works, Blast Furnaces & Rolling & Finishing Mills - 1.39%
33,400	Gerdau S.A. ADR	46,426

* Non-income producing securities during the period.

ADR - American Depository Receipt.  ADRs are issued in the United States by a U.S. bank representing a specified number of shares of a foreign security traded on a U.S. exchange.

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV LATIN AMERICA FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

OCTOBER 31, 2015

Shares		Value

Sugar & Confectionery Products - 1.56%
14,900	Cosan Ltd. Class A (Brazil)	$ 52,150

Telephone Communications (No Radio Telephone) - 5.19%
4,000	America Movil SAB de C.V. ADR	71,240
4,900	Telefonica Brasil S.A. ADR	50,764
4,600	Tim Participacoes S.A. ADR	51,106
		173,110
Television Broadcasting Stations - 2.18%
2,500	Grupo Televisa S.A. ADR	72,850

Wholesale-Beer, Wine & Distilled Alcoholic Beverages - 2.77%
2,800	Vina Concha Y Toro S.A.VCO ADR	92,302

TOTAL FOR COMMON STOCKS (Cost $4,301,255) - 93.50%		3,120,202

EXCHANGE TRADED FUNDS - 1.79%
2,600	iShares MSCI All Peru Capped Index Fund	59,748

TOTAL FOR EXCHANGE TRADED FUNDS (Cost $103,547) - 1.79%		59,748

REAL ESTATE INVESTMENT TRUSTS - 2.17%
33,000	Fibra Uno Admistracion S.A. (Mexico)	72,553

REAL ESTATE INVESTMENT TRUSTS (Cost $115,046) - 2.17%		72,553

MONEY MARKET FUND - 2.65%
88,563	Fidelity Institutional Money Market Portfolio 0.15% **	88,563

TOTAL FOR MONEY MARKET FUND (Cost $88,563) - 2.65%		88,563

TOTAL INVESTMENTS (Cost $4,608,411) - 100.11%		3,341,066

LIABILITIES LESS OTHER ASSETS, NET - (0.11)%		(3,564)

NET ASSETS - 100.00%		$3,337,502

Country Breakdown - as a % of Total Investments
5.31%	Brazil
47.17%	Mexico
2.03%	Peru
45.49%	United States ***

** Variable rate security; the coupon rate shown represents the coupon at October 31, 2015.

*** Represents ADRs of securities of Latin American issuers and exchange traded funds that invest in Latin American issuers with the exception of the Fund's short-term investments.

ADR - American Depository Receipt.  ADRs are issued in the United States by a U.S. bank representing a specified number of shares of a foreign security traded on a U.S. exchange.

The accompanying notes are an integral part of these financial statements.

EPIPHANY FUNDS

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2015

Assets:	Epiphany FFV Fund	Epiphany FFV Strategic Income Fund	Epiphany FFV Latin America Fund
Investments in Securities, at Value
(Cost $28,576,570; $22,510,934; & $4,608,411, respectively)	$30,437,119	$ 22,759,968	$ 3,341,066
Cash	-	1,806	-
Receivables:
Due from Adviser	-	-	2,578
Dividends and Interest	39,684	117,715	5,182
Portfolio Securities Sold	295,276	-	-
Shareholder Subscriptions	15,036	520	-
Prepaid Expenses	23,206	22,681	6,847
Total Assets	30,810,321	22,902,690	3,355,673
Liabilities:
Payables:
Portfolio Securities Purchased	989,285	-	-
Shareholder Redemptions	849	781	3,517
Management Fees	5,298	-	-
Administrative Fees	1,413	1,900	3,149
Distribution Fees	3,267	1,037	489
Trustee Fees	1,611	1,110	1,293
Accrued Expenses	14,509	11,506	9,723
Total Liabilities	1,016,232	16,334	18,171
Net Assets	$29,794,089	$ 22,886,356	$ 3,337,502

Net Assets Consist of:
Paid In Capital	$26,385,546	$ 22,628,039	$ 5,497,073
Accumulated Undistributed Net Investment Income	1,109	42,508	-
Accumulated Undistributed Realized Gain (Loss) on Investments	1,546,885	(33,225)	(892,226)
Unrealized Appreciation (Depreciation) in Value of Investments	1,860,549	249,034	(1,267,345)
Net Assets	$29,794,089	$ 22,886,356	$ 3,337,502

Net Asset Value Per Share

Class A
Net Assets	$22,619,054	$ 21,972,128	$ 3,337,502
Shares of beneficial interest outstanding	1,904,294	2,102,361	527,807
Net asset value per share	$ 11.88	$ 10.45	$ 6.32
Redemption price per share (a)	$ 11.64	$ 10.24	$ 6.20
Offering price per share (maximum sales charge of 5.00%)	$ 12.50	$ 11.00	$ 6.66

Class C
Net Assets	$ 7,175,035	$ 914,228
Shares of beneficial interest outstanding	616,479	87,934
Net asset value per share (b)	$ 11.64	$ 10.40
Redemption price per share (a)	$ 11.41	$ 10.19

(a)  A redemption fee of 2.00% is imposed in the event of certain redemption transactions within sixty days of purchase.

(b) A contingent deferred sales charge ("CDSC") of 1.00% is imposed in the event of certain redemption transactions within one year of purchase.

The accompanying notes are an integral part of these financial statements.

EPIPHANY FUNDS

STATEMENT OF OPERATIONS

For the year ended OCTOBER 31, 2015

	Epiphany FFV Fund	Epiphany FFV Strategic Income Fund	Epiphany FFV Latin America Fund
Investment Income:
Dividends (a)	$ 577,213	$ 291,720	$ 116,982
Interest	870	337,767	62
Total Investment Income	578,083	629,487	117,044

Expenses:
Management Fees	232,872	101,710	42,949
Distribution Fees:
Class N (b)	52,336	18,154	5,358
Class A (b)	6,843	30,682	5,363
Class C	73,778	8,076	64
Transfer Agent	52,902	37,928	21,030
Administrative	20,827	17,201	17,169
Registration	35,193	34,617	14,878
Audit	11,300	11,377	11,300
Shareholder Service (Non 12b-1)	21,743	18,319	3,006
Legal	13,118	16,912	13,414
Custody	8,406	9,101	6,102
Printing	7,503	4,254	2,661
Insurance	8,156	862	1,853
Compliance Officer	14,962	14,958	15,707
Trustee	10,460	10,444	10,644
Other	4,589	8,820	4,816
Total Expenses	574,988	343,415	176,314
Fees Waived and Reimbursed by the Adviser	(53,911)	(83,083)	(101,107)
Net Expenses	521,077	260,332	75,207

Net Investment Income	57,006	369,155	41,837

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Realized Gain (Loss) on Investments and Foreign Currency Transactions (c)	1,555,764	(76,547)	(613,762)
Realized Gain on Options Written and Purchased	-	48,780	-
Net Change in Unrealized Appreciation (Depreciation) on Investments, Options and Foreign Currency Transactions
	(1,796,905)	(158,487)	(968,713)
Net Realized and Unrealized Gain (Loss) on Investments, Options and Foreign Currency Transactions	(241,141)	(186,254)	(1,582,475)

Net Increase (Decrease) in Net Assets Resulting from Operations	$ (184,135)	$ 182,901	$(1,540,638)

(a) Net of Foreign withholding taxes of $0, $0, and $1,970, respectively.

(b)  On June 1, 2015, the Epiphany FFV Fund's Class A shares were merged with Class N shares, and then Class N was renamed Class A.

(c)  Includes $3,180 in capital gain distributions from portfolio companies for the Epiphany FFV Strategic Income Fund.

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	10/31/2015	10/31/2014
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 57,006	$ 22,252
Net Realized Gain on Investments	1,555,764	2,327,053
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,796,905)	887,224
Net Increase (Decrease) in Net Assets Resulting from Operations	(184,135)	3,236,529

Distributions to Shareholders from:
Net Investment Income:
Class A (formerly Class N)	(30,974)	(52,878)
Class A (no longer in operation)	(503)	(12,497)
Class C	-	-
Realized Gains:
Class A (formerly Class N)	(1,426,935)	(1,605,426)
Class A (no longer in operation)	(323,445)	(395,585)
Class C	(549,519)	(738,903)
Net Change in Net Assets from Distributions	(2,331,376)	(2,805,289)

Capital Share Transactions: *
Proceeds from Sale of Shares:
Class A (formerly Class N)	8,907,392	5,638,490
Class A (no longer in operation)	1,194,510	1,081,151
Class C	790,274	495,040
Shares Issued on Reinvestment of Dividends
Class A (formerly Class N)	1,373,097	1,537,648
Class A (no longer in operation)	306,959	384,480
Class C	549,299	738,904
Cost of Shares Redeemed:
Class A (formerly Class N)	(5,152,700)	(2,160,177)
Class A (no longer in operation)	(5,642,026)	(624,362)
Class C	(870,119)	(459,140)
Redemption Fees	1,991	2,907
Net Increase from Shareholder Activity	1,458,677	6,634,941

Net Assets:
Net Increase (Decrease) in Net Assets	(1,056,834)	7,066,181
Beginning of Period	30,850,923	23,784,742
End of Period (Including Accumulated Undistributed Net
Investment Income (Loss) of $1,109 and $(7,056), respectively)	$ 29,794,089	$ 30,850,923

Share Activity *
Class A (formerly Class N):
Shares Sold	717,404	457,981
Shares Reinvested	110,554	131,031
Shares Redeemed	(424,388)	(176,767)
Net Increase in Shares of Beneficial Interest Outstanding	403,570	412,245

Class A (no longer in operation):
Shares Sold	95,097	86,951
Shares Reinvested	24,636	32,683
Shares Redeemed	(447,683)	(49,346)
Net Increase (Decrease) in Shares of Beneficial Interest Outstanding	(327,950)	70,288

Class C:
Shares Sold	65,732	40,108
Shares Reinvested	44,877	63,589
Shares Redeemed	(73,266)	(37,706)
Net Increase in Shares of Beneficial Interest Outstanding	37,343	65,991

* On June 1, 2015, the Class A shares were merged with Class N shares, and then Class N was renamed Class A. Former Class A shares, 430,541 shares, valued at $5,411,897 were mergered into Class N shares, and then renamed Class A.

The accompanying notes are an integral part of these financial statements

EPIPHANY FFV STRATEGIC INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	10/31/2015	10/31/2014
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 369,155	$ 303,946
Net Realized Gain (Loss) on Investments	(27,767)	56,392
Net Change in Unrealized Appreciation (Depreciation) on Investments	(158,487)	295,694
Net Increase in Net Assets Resulting from Operations	182,901	656,032

Distributions to Shareholders from:
Net Investment Income:
Class N	(215,354)	(195,170)
Class A	(238,871)	(82,118)
Class C	(11,521)	(7,325)
Realized Gains:
Class N	(26,788)	-
Class A	(12,420)	-
Class C	(1,400)	-
Net Change in Net Assets from Distributions	(506,354)	(284,613)

Capital Share Transactions: *
Proceeds from Sale of Shares:
Class N	2,862,685	2,010,491
Class A	18,666,825	2,037,628
Class C	443,540	123,932
Shares Issued on Reinvestment of Dividends
Class N	237,660	189,783
Class A	220,056	71,034
Class C	12,584	7,202
Cost of Shares Redeemed:
Class N	(14,254,110)	(1,138,305)
Class A	(2,229,910)	(398,591)
Class C	(133,475)	(110,583)
Redemption Fees	2,938	79
Net Increase from Shareholder Activity	5,828,793	2,792,670

Net Assets:
Net Increase in Net Assets	5,505,340	3,164,089
Beginning of Period	17,381,016	14,216,927
End of Period (Including Accumulated Undistributed Net
Investment Income of $42,508 and $139,096, respectively)	$ 22,886,356	$ 17,381,016

Share Activity *
Class N:
Shares Sold	272,169	191,987
Shares Reinvested	22,720	18,104
Shares Redeemed	(1,362,027)	(108,671)
Net Increase in Shares of Beneficial Interest Outstanding	(1,067,138)	101,420

Class A:
Shares Sold	1,776,410	193,315
Shares Reinvested	21,003	6,743
Shares Redeemed	(212,797)	(37,887)
Net Increase in Shares of Beneficial Interest Outstanding	1,584,616	162,171

Class C:
Shares Sold	42,399	11,843
Shares Reinvested	1,206	688
Shares Redeemed	(12,830)	(10,492)
Net Increase in Shares of Beneficial Interest Outstanding	30,775	2,039

* On June 1, 2015, Class N shares were redesignated and reissued as Class A shares.  Former Class A shares, 1,264,026 shares, valued at $13,297,422 were merged into Class A shares.

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV LATIN AMERICA FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	10/31/2015	10/31/2014
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 41,837	$ 65,299
Net Realized Loss on Investments and Foreign Currency Transactions	(613,762)	(155,308)
Net Change in Unrealized Depreciation on Investments and Foreign Currency Transactions	(968,713)	(186,039)
Net Decrease in Net Assets Resulting from Operations	(1,540,638)	(276,048)

Distributions to Shareholders from:
Net Investment Income:
Class N	(3,965)	(39,573)
Class A	(43,923)	(11,177)
Class C	-	-
Net Change in Net Assets from Distributions	(47,888)	(50,750)

Capital Share Transactions: *
Proceeds from Sale of Shares:
Class N	400,039	1,182,997
Class A	3,945,227	166,851
Class C	-	2,460
Shares Issued on Reinvestment of Dividends
Class N	3,923	39,483
Class A	43,554	10,979
Class C	-	-
Cost of Shares Redeemed:
Class N	(3,984,506)	(437,361)
Class A	(906,880)	(137,224)
Class C	(12,957)	(1,500)
Redemption Fees	67	202
Net Increase (Decrease) from Shareholder Activity	(511,533)	826,887

Net Assets:
Net Increase (Decrease) in Net Assets	(2,100,059)	500,089
Beginning of Period	5,437,561	4,937,472
End of Period (Including Accumulated Undistributed Net
Investment Income of $- and $4,313, respectively)	$ 3,337,502	$ 5,437,561

Share Activity *
Class N:
Shares Sold	50,676	129,460
Shares Reinvested	505	4,189
Shares Redeemed	(537,523)	(48,881)
Net Increase (Decrease) in Shares of Beneficial Interest Outstanding	(486,342)	84,768

Class A:
Shares Sold	536,478	18,126
Shares Reinvested	6,019	1,164
Shares Redeemed	(136,116)	(15,215)
Net Increase in Shares of Beneficial Interest Outstanding	406,381	4,075

Class C:
Shares Sold	-	284
Shares Redeemed	(1,658)	(173)
Net Increase (Decrease) in Shares of Beneficial Interest Outstanding	(1,658)	111

*  Effective June 1, 2015, all Epiphany FFV Latin America Fund Class N shares were redesignated and reissued as Class A, eliminating Class N shares. As of April 29, 2015, Class C shares were liquidated.

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV FUND - CLASS A (FORMERLY CLASS N)

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period

	Fiscal Years Ended
	10/31/2015(a)	10/31/2014	10/31/2013	10/31/2012	10/31/2011

Net Asset Value, at Beginning of Year	$ 12.85	$ 12.82	$ 10.27	$ 9.27	$ 8.85

Income From Investment Operations:
Net Investment Income *	0.04	0.03	0.07	0.10	0.07
Net Gain on Securities (Realized and Unrealized)	0.03	1.49	2.74	0.99	0.40
Total from Investment Operations	0.07	1.52	2.81	1.09	0.47

Distributions:
From Net Investment Income	(0.08)	(0.05)	(0.08)	(0.09)	(0.05)
From Net Realized Gain	(0.96)	(1.44)	(0.18)	-	-
Total from Distributions	(1.04)	(1.49)	(0.26)	(0.09)	(0.05)

Redemption Fees ***	-	-	-	-	-

Net Asset Value, at End of Year	$ 11.88	$ 12.85	$ 12.82	$ 10.27	$ 9.27

Total Return **	0.25%	12.96%	27.97%	11.85%	5.31%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 22,619	$ 19,283	$ 13,952	$ 11,622	$ 8,608
Before Waiver
Ratio of Expenses to Average Net Assets	1.68%	1.60%	2.20%	2.43%	3.16%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.18%	0.16%	(0.11%)	0.07%	(0.90%)
After Waiver
Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.50%	1.50%	1.57%
Ratio of Net Investment Income to Average Net Assets	0.36%	0.26%	0.59%	1.00%	0.69%
Portfolio Turnover	81%	70%	83%	47%	84%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount is less than $0.005 per share.

(a)  On June 1, 2015, Class N shares were renamed Class A shares.

 The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV FUND - CLASS C

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period

	Fiscal Years Ended
	10/31/2015	10/31/2014	10/31/2013	10/31/2012	10/31/2011

Net Asset Value, at Beginning of Year	$ 12.68	$ 12.71	$ 10.19	$ 9.20	$ 8.80

Income From Investment Operations:
Net Investment Income (Loss) *	(0.05)	(0.06)	(0.07)	0.02	(0.01)
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.03)	1.47	2.77	0.99	0.41
Total from Investment Operations	(0.08)	1.41	2.70	1.01	0.40

Distributions:
From Net Investment Income	-	-	(0.01)	(0.02)	-
From Net Realized Gain	(0.96)	(1.44)	(0.17)	-	-
Total from Distributions	(0.96)	(1.44)	(0.18)	(0.02)	-

Redemption Fees ***	-	-	-	-	-

Net Asset Value, at End of Year	$ 11.64	$ 12.68	$ 12.71	$ 10.19	$ 9.20

Total Return **	(1.03)%	12.16%	27.01%	10.98%	4.55%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 7,175	$ 7,345	$ 6,524	$ 150	$ 55
Before Waiver
Ratio of Expenses to Average Net Assets	2.42%	2.35%	2.59%	3.15%	3.82%
Ratio of Net Investment Loss to Average Net Assets	(0.56%)	(0.58%)	(0.89%)	(0.74%)	(1.62%)
After Waiver
Ratio of Expenses to Average Net Assets	2.25%	2.25%	2.25%	2.25%	2.33%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.39%)	(0.47%)	0.55%	0.16%	0.13%
Portfolio Turnover	81%	70%	83%	47%	84%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming  reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV STRATEGIC INCOME FUND – CLASS A

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period

	Fiscal Years Ended
	10/31/2015	10/31/2014	10/31/2013	10/31/2012	10/31/2011

Net Asset Value, at Beginning of Year	$ 10.62	$ 10.37	$ 10.51	$ 10.24	$ 10.27

Income From Investment Operations:
Net Investment Income *	0.17	0.20	0.28	0.32	0.38
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.07)	0.24	(0.19)	0.25	(0.08)
Total from Investment Operations	0.10	0.44	0.09	0.57	0.30

Distributions:
From Net Investment Income	(0.25)	(0.19)	(0.21)	(0.30)	(0.33)
From Net Realized Gain	(0.02)	-	(0.02)	-	-	***
Total from Distributions	(0.27)	(0.19)	(0.23)	(0.30)	(0.33)

Redemption Fees ***	-	-	-	-	-

Net Asset Value, at End of Year	$ 10.44	$ 10.62	$ 10.37	$ 10.51	$ 10.24

Total Return **	0.97%	4.23%	0.89%	5.61%	3.05%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 21,972	$ 5,501	$ 3,688	$ 2,481	$ 752
Before Waiver
Ratio of Expenses to Average Net Assets	1.63%	1.72%	2.26%	2.16%	3.05%
Ratio of Net Investment Income to Average Net Assets	1.21%	1.40%	1.65%	2.15%	1.94%
After Waiver
Ratio of Expenses to Average Net Assets	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of Net Investment Income to Average Net Assets	1.59%	1.88%	2.67%	3.06%	3.73%
Portfolio Turnover	43%	27%	47%	56%	53%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming  reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV STRATEGIC INCOME FUND – CLASS C

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period

	Fiscal Years Ended
	10/31/2015	10/31/2014	10/31/2013	10/31/2012	10/31/2011

Net Asset Value, at Beginning of Year	$ 10.55	$ 10.31	$ 10.46	$ 10.20	$ 10.26

Income From Investment Operations:
Net Investment Income *	0.11	0.13	0.20	0.23	0.30
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.08)	0.24	(0.18)	0.25	(0.08)
Total from Investment Operations	0.03	0.37	0.02	0.48	0.22

Distributions:
From Net Investment Income	(0.16)	(0.13)	(0.15)	(0.22)	(0.28)
From Net Realized Gain	(0.02)	-	(0.02)	-	-	***
Total from Distributions	(0.18)	(0.13)	(0.17)	(0.22)	(0.28)

Redemption Fees ***	-	-	-	-	-

Net Asset Value, at End of Year	$ 10.40	$ 10.55	$ 10.31	$ 10.46	$ 10.20

Total Return **	0.33%	3.57%	0.16%	4.80%	2.23%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 914	$ 603	$ 568	$ 382	$ 126
Before Waiver
Ratio of Expenses to Average Net Assets	2.41%	2.48%	2.49%	2.92%	3.74%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.63%	0.80%	1.40%	1.34%	1.18%
After Waiver
Ratio of Expenses to Average Net Assets	2.00%	2.00%	2.00%	2.00%	2.01%
Ratio of Net Investment Income to Average Net Assets	1.04%	1.28%	1.90%	2.25%	2.91%
Portfolio Turnover	43%	27%	47%	56%	53%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV LATIN AMERICA FUND – CLASS A

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period

	Fiscal Years Ended			Period Ended
	10/31/2015	10/31/2014	10/31/2013	10/31/2012	(a)

Net Asset Value, at Beginning of Period	$ 8.93	$ 9.50	$ 9.59	$ 10.00

Income (Loss) From Investment Operations:
Net Investment Income (Loss) *	0.03	0.12	0.07	(0.08)
Net Loss on Securities (Realized and Unrealized)	(2.56)	(0.60)	(0.08)	(0.24)
Total from Investment Operations	(2.53)	(0.48)	(0.01)	(0.32)

Distributions:
From Net Investment Income	(0.08)	(0.09)	(0.08)	(0.09)
From Net Realized Gain	-	-	-	-
Total from Distributions	(0.08)	(0.09)	(0.08)	(0.09)

Redemption Fees ***	-	-	-	-

Net Asset Value, at End of Period	$ 6.32	$ 8.93	$ 9.50	$ 9.59

Total Return **	(28.46%)	(5.08%)	(0.04%)	(3.14%)	(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 3,338	$ 1,085	$ 1,115	$ 6
Before Waiver
Ratio of Expenses to Average Net Assets	4.42%	3.55%	3.90%	10.50%	(c)
Ratio of Net Investment Loss to Average Net Assets	(2.21%)	(0.49%)	(1.41%)	(10.06%)	(c)
After Waiver
Ratio of Expenses to Average Net Assets	1.75%	1.75%	1.75%	1.75%	(c)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.47%	1.30%	0.74%	(1.30%)	(c)
Portfolio Turnover	26%	17%	11%	3%	(b)

(a) The Epiphany FFV Latin America Fund Class A commenced investment operations on March 12, 2012.

(b) Not annualized

(c) Annualized

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

EPIPHANY FUNDS

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2015

 1.  ORGANIZATION

Epiphany Funds (the "Trust") was organized as an Ohio Business Trust on September 27, 2006.  The Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act").  The Trust currently consists of three funds: the Epiphany FFV Fund (“FFV Fund”); the Epiphany FFV Strategic Income Fund (“Strategic Income Fund”), and Epiphany FFV Latin America Fund (“Latin America Fund”), (each individually a “Fund” and collectively the “Funds”).  The Trust became effective with the Securities and Exchange Commission on January 5, 2007 and commenced investment operations on January 8, 2007.  FFV Fund and Strategic Income Fund offer two classes of shares: Class A and Class C.  Latin America Fund offers one class of shares: Class A.  See Note 11.  Each class differs as to sales and redemption charges, minimum investment amounts and ongoing fees.  Income and realized/unrealized gains or losses are allocated to each class based on relative share balances.

Each of the Funds is a diversified Fund and has a separate investment objective.  The investment objective of the FFV Fund is to seek long-term growth of capital.  The investment objective of the Strategic Income Fund is to seek income from investments in income-producing securities.  The investment objective of Latin America Fund is to seek long-term growth of capital. Each Fund invests in securities issued by corporations that demonstrate a commitment to faith and family values as measured by the FFV Scorecard®.  The focus of the screening is to protect the dignity of human life, support and protect employees and their families, and to reasonably safeguard the environment.  The screening is consistent with the USCCB Socially Responsible Investment Guidelines. Business practices are screened in four major areas: Life and Family Exclusions, Social Justice, Environmental Record, and Corporate Governance Practices. The screening process first excludes companies with business activities that are prohibited in the life and family exclusions. Companies that pass the initial screening are then additionally scored to determine their impact on society.  The investment adviser to the Funds is Trinity Fiduciary Partners, LLC (the "Adviser"). The sub-adviser to the Strategic Income Fund is Dana Investment Advisors, Inc. (the “Sub-Adviser”).

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.  The Funds are investment companies that follow the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Securities Valuations - All investments in securities are recorded at fair value as described in Note 3.

Foreign Currency - Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated

EPIPHANY FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

OCTOBER 31, 2015

in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Options Transactions - The Funds may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio and to generate income or gain for the Funds.  The ability of the Funds to successfully utilize options will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured.  The Funds will comply with applicable regulatory requirements when implementing these techniques and instruments.

A Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio.   When a Fund writes an option, there is no taxable event and an amount equal to the premium received is recorded by the Fund as an asset and an equivalent liability.  The liability is thereafter valued to reflect the current value of the option.  If the option is not exercised and expires, or if a Fund effects a closing purchase transaction, the Fund realizes a gain (or loss in the case of a closing purchase transaction where the cost to close the transaction exceeds the original premium received), and the liability related to the option is extinguished.  Any such gain or loss generally is a short-term capital gain or loss for federal income tax purposes.  If a call option that a Fund has written on any equity security is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.  If a put option that a Fund has written on an equity security is exercised, the amount of the premium originally received reduces the cost of the security that the Fund purchases upon exercise of the option.  When a Fund writes a put option, the Fund must deposit cash or liquid securities into a segregated account equal to the put option’s exercise value (number of shares times strike price).

The Funds are subject to equity price risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against risk.  See Note 5 for details on options transactions entered into during the year for the Funds.

EPIPHANY FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

OCTOBER 31, 2015

Federal Income Tax - The Trust has qualified and intends to continue to qualify as a regulated investment company and to comply with the applicable provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions taken on its 2012-2014 returns and expect to be taken in the Funds’ 2015 returns and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Funds identify its major tax jurisdictions as U.S. Federal and State of Ohio.  The Funds recognize interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statement of Operations.  During the year ended October 31, 2015, the Funds did not incur any interest or penalties.

Cash and Cash Equivalents - The Funds maintain their cash in an account at a custodian bank which, at times, may exceed federally insured limits. The Funds have not experienced any losses in such accounts and believe it is not exposed to any significant credit risk on its cash deposits.

Distribution to Shareholders - The following table summarizes each Fund’s dividend and capital gain declaration policy:

Fund	Income Dividends	Capital Gains
FFV Fund	Quarterly	Annually
Strategic Income Fund	Monthly	Annually
Latin America Fund	Quarterly	Annually

Each Fund records dividends and distributions to its shareholders on the ex-dividend date.  The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book-tax” differences are either permanent or temporary in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes; they are reported as distributions of paid-in-surplus or tax return of capital.

Reclassifications - The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, deferral of post-October losses, deferral of post-December losses, foreign currency transactions,

EPIPHANY FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

OCTOBER 31, 2015

flow through income and deferred passive losses from limited partnerships and net investment losses. Permanent differences such as tax returns of capital, capital gains retained and net investment losses, if any, would be reclassified against capital. For the fiscal year ended October 31, 2015, the Latin Fund reclassified $1,738 of net investment loss to Capital on the Statement of Assets and Liabilities.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Other - Investment and shareholder transactions are recorded on the trade date.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  When a security in a Fund distributes a non-cash dividend, the non-cash dividend is included in the Fund’s income and the cost basis of the security is adjusted accordingly.  Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Share Class Accounting - Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to each respective class shares of the respective Fund on the basis of the daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

3.  SECURITIES VALUATIONS

Processes and Structure

The Trust’s Board of Trustees (the “Board”) has adopted methods for valuing securities and other derivative instruments including in circumstances in which market quotes are not readily available, and has delegated authority to the Funds’ investment adviser to apply those methods in making fair value determination, subject to Board oversight.  In accordance with the Trust’s good faith pricing guidelines, the Adviser and the Sub-Adviser are required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  No single standard exists for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of securities being valued by the Adviser or the Sub-Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on

EPIPHANY FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

OCTOBER 31, 2015

other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Hierarchy of Fair Value Inputs

The Funds utilize various methods to measure fair value of most of their investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value.  The three levels of inputs are as follows:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity securities (common and preferred stock, mutual funds, exchange traded fund, real estate investment trusts, limited partnerships) - Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and

EPIPHANY FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

OCTOBER 31, 2015

valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in Level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

Valuation of Fund of Funds - The Funds may invest in portfolios of open-end or closed-end investment companies (“Underlying Funds”).  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.  Open-ended investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.  To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Fixed income securities (corporate bonds, structured notes and municipal bonds) - The fair value of fixed income securities is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (when observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Although most fixed income securities are categorized in Level 2 of the fair value hierarchy, in instances when lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

U.S. government securities - U.S. government securities are normally valued using a similar model that incorporates market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  U.S. government securities are categorized in Level 1 or Level 2 of the fair value hierarchy, depending on the inputs used and market activity levels for specific securities.

U.S. agency securities - U.S. agency securities comprise two main categories consisting of agency-issued debt and mortgage pass-throughs.  Agency-issued debt securities are generally valued in a manner similar to U.S. government securities.  Mortgage pass-throughs include to-be-announced (TBA) securities and mortgage pass-through certificates.  TBA securities and mortgage pass-throughs are generally valued using dealer quotations.  Depending on market activity levels and whether quotations or other

EPIPHANY FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

OCTOBER 31, 2015

data are used, these securities are typically categorized in Level 1 or Level 2 of the fair value hierarchy.

Derivative instruments - Listed derivatives, including options, which are actively traded, are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy. Options held by the Fund for which no current quotations are readily available and which are not traded on the valuation date are valued at the mean price and are categorized within Level 2 of the fair value hierarchy. Over-the-counter (OTC) derivative contracts include forward, swap, and option contracts related to interest rates; foreign currencies; credit standing of reference entities; equity prices; or commodity prices, and warrants on exchange-traded securities. Depending on the product and terms of the transaction, the fair value of the OTC derivative products can be modeled taking into account the counterparties' creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments, and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. OTC derivative products valued using pricing models are categorized within Level 2 of the fair value hierarchy.

The following is a summary of inputs used as of October 31, 2015 in valuing the Funds’ investments carried at value:

FFV Fund
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks *	$28,981,338	$ -	$ -	$28,981,338
Limited Partnerships	565,995	-	-	565,995
Short-Term Investment	889,786	-	-	889,786
	$30,437,119	$ -	$ -	$30,437,119

Strategic Income Fund
Investments in Securities - Assets	Level 1	Level 2	Level 3	Total

Common Stocks *	$1,254,670	$ -	$ -	$1,254,670
Closed-End Mutual Funds	320,739			320,739
Corporate Bonds	-	4,305,588	-	4,305,588
Exchange Traded Funds	776,088	-	-	776,088
Limited Partnerships	142,560	-	-	142,560
Municipal Bonds	-	1,585,116	-	1,585,116
Open-End Mutual Fund	283,305	-	-	283,305
Preferred Securities	3,415,323	-	-	3,415,323
Real Estate Investment Trusts	186,326	-	-	186,326
U.S. Government Agencies and Obligations	-	9,882,522	-	9,882,522
Short-Term Investment	607,731	-	-	607,731
	$6,986,742	$15,773,226	$ -	$22,759,968

EPIPHANY FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

OCTOBER 31, 2015

EPIPHANY FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

OCTOBER 31, 2015

Latin America Fund
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks *	$3,120,202	$ -	$ -	$3,120,202
Exchange Traded Funds	59,748	-	-	59,748
Real estate Investment Trusts	72,553	-	-	72,553
Short-Term Investment	88,563	-	-	88,563
	$3,341,066	$ -	$ -	$3,341,066

* Industry classifications for the categories are detailed in the Schedule of Investments for each respective Fund.

The Funds did not hold any Level 3 assets during the year ended October 31, 2015. There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Funds’ policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

4.  INVESTMENT TRANSACTIONS

For the year ended October 31, 2015, aggregate purchases and sales of investment securities (excluding short-term investments) for the Funds were as follows:

Fund	Purchases	Sales
FFV Fund	$ 24,403,024	$24,415,557
Strategic Income Fund	14,008,323	8,389,802
Latin America Fund	1,097,765	1,556,002

For the year ended October 31, 2015, aggregate purchases and sales of purchased options for the Strategic Income Fund were $182,475 and $151,629, respectively.  For the year ended October 31, 2015, aggregate purchases and sales of written options for the Strategic Income Fund were $54,989 and $95,373, respectively.

5.  OPTION TRANSACTIONS

The number of option contracts written and the premiums received by the Strategic Income Fund during the year ended October 31, 2015, was as follows:

	Number of Contracts	Premiums Received
Options outstanding, October 31, 2014	56	$ 7,527
Options written	250	95,373
Options exercised	-	-
Options expired	(28)	(6,300)
Options closed	(278)	(96,600)
Options outstanding, October 31, 2015	-	$ -

EPIPHANY FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

OCTOBER 31, 2015

The number of option contracts purchased and the premiums received by the Strategic Income Fund during the year ended October 31, 2015, was as follows:

	Number of Contracts	Premiums Paid
Options outstanding, October 31, 2014	56	$ 4,967
Options purchased	250	182,475
Options exercised	-	-
Options expired	(28)	(4,350)
Options terminated	(278)	(183,092)
Options outstanding, October 31, 2015	-	$ -

As of October 31, 2015, the amount of unrealized depreciation and realized gain on option contracts subject to equity price risk amounted to $5,168 and $48,780, respectively for the Strategic Income Fund.  Such figures can be found on the Statement of Assets & Liabilities and Statement of Operations, respectively.

6.  ADVISORY AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

The business activities of the Funds are supervised under the direction of the Board, which is responsible for the overall management of the Funds.  Trinity Fiduciary Partners LLC serves as the Funds’ investment adviser.   Sam Saladino, a Trustee of the Trust, is also the Chief Executive Officer of the Adviser.

The Adviser acts as investment adviser for the Funds pursuant to the terms of a Management Agreement (the "Management Agreement") with the Trust.  Under the terms of the Management Agreement, the Adviser, subject to the supervision of the Board, provides or arranges to be provided to the Funds such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Funds consistent with the Funds’ investment objectives and policies.  As compensation for its services, the Funds are obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 0.75% of the average daily net assets of the FFV Fund, 0.50% of the average daily net assets of the Strategic Income Fund, and 1.00% of the average daily net assets of the Latin America Fund.  The Adviser, not the Fund, pays the Sub-Adviser an annual fee of 0.10% of the average daily net assets of the Epiphany FFV Strategic Income Fund if total fund assets are $20,000,000 or under, 0.15% of the average daily net assets if total Fund assets are $20,000,001 to $40,000,000 and 0.20% of the average daily net assets if total Fund assets are $40,000,001 or greater.  For the year ended October 31, 2015, the Adviser earned management fees of, and owed the Funds the following:

EPIPHANY FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

OCTOBER 31, 2015

FFV Fund

Management fees earned for the year ended October 31, 2015 were:
Class A (inactive)	$ 20,530
Class A (formerly Class N)	$157,007
Class C	$ 55,335
Total	$232,872
On October 31, 2015, $5,298 was due to the Adviser.

Strategic Income Fund

Management Fees earned for the year ended October 31, 2015 were:
Class N (inactive)	$ 36,309
Class A	$ 61,363
Class C	$ 4,038
Total	$ 101,710
No advisory fees were outstanding at October 31, 2015.

Latin America Fund

Management Fees Earned for the year ended October 31, 2015 were:
Class N (inactive)	$ 21,431
Class A	$ 21,454
Class C (inactive)	$ 64
Total	$42,949
On October 31, 2015, the Adviser owed the Latin America Fund $2,578.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed to waive, at least until February 28, 2016, a portion of its management fee and has agreed to reimburse the Funds for other expenses to the extent necessary so that the total expenses incurred by the Funds (excluding brokerage fees and commissions, acquiring fund fees and expenses, borrowing costs such as interest and dividend expense on securities sold short, taxes or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Funds’ business) do not exceed 1.50%, 2.25%, and 1.50% per annum for Class A, C, and N, respectively, of the FFV Fund’s, 1.75%, 2.50%, and 1.75% per annum for Class A and N shares respectively, of the Latin America Fund’s, and 1.25%, 2.00%  and 1.25%, per annum for Class A, C, and N shares respectively, of the Strategic Income Fund’s average daily net assets (the “Expense Limitation”).  During the year ended October 31, 2015, the Adviser waived fees for the Funds as follows:

Fund

                           Waived Fees

FFV Fund

$  53,911

Strategic Income Fund

$  83,083

Latin America Fund

$101,107

EPIPHANY FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

OCTOBER 31, 2015

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Funds’ operating expenses are subsequently less than the Expense Limitation, the Adviser shall be entitled to reimbursement by the Funds for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Funds’ expenses to exceed the respective Expense Limitation.  The Adviser may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement).   No amounts will be paid to the Adviser in any fiscal quarter unless the Board determines that reimbursement is in the best interest of each Fund and its shareholders.

As of October 31, 2015 the Adviser had the following waived expenses that may be recovered no later than the dates indicated:

	October 31, 2016	October 31, 2017	October 31, 2018	Total
FFV Fund	$ 110,575	$ 28,886	$ 53,911	$ 193,372
FFV Strategic Income Fund	$ 85,189	$ 75,814	$ 83,083	$ 244,086
FFV Latin America Fund	$ 90,030	$ 90,269	$ 101,107	$ 281,406

Pursuant to an Administration and Compliance Services Agreement (“Administration Agreement”) with the Trust, the Adviser provides administrative services to the Funds, and also provides a Chief Compliance Officer (“CCO”) to the Trust.  For the administrative services provided, each Fund pays the Adviser a fee at an annual rate of 0.06% of its average daily net assets, with a minimum yearly fee of $15,000, and a maximum fee of $100,000.  For compliance services provided, each Fund is charged an annual fee of $15,000, which increases to $20,000 when a Fund’s assets increase to above $50 million.  In addition, the Trust reimburses the Adviser for out-of-pocket expenses incurred, if any, for providing these services.  During the year ended October 31, 2015, administrative fees accrued under the Administration Agreement were $20,827, $17,201, and $17,169 for the FFV Fund, Strategic Income Fund, and the Latin America Fund, respectively.  During the year ended October 31, 2015, compliance fees accrued under the Administration Agreement were $14,962, $14,958, and $15,707 for the FFV Fund, Strategic Income Fund, and the Latin America Fund, respectively.

The Board has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act (the “Plan”).  The Plan provides that a monthly service and/or distribution fee is calculated at annual rates of 0.25% and 1.00% of the average daily net assets attributable to Class A and Class C shares, respectively, of each Fund to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Adviser. The Plan also provided that a monthly service and/or distribution fee was calculated at the annual rate of 0.25% of the average daily net assets attributable to Class N shares prior to their redesignation in each Fund that occurred on June 1, 2015.  The Plan is a compensation plan, which means that compensation may be provided regardless of 12b-1

EPIPHANY FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

OCTOBER 31, 2015

expenses incurred.  Please refer to the Statement of Operations for expense breakout by Fund and Class.

Rafferty Capital Markets, LLC (the “Distributor”) serves as the principal underwriter to the Funds pursuant to a distribution agreement.  Class A shares are offered at NAV plus a front-end sales charge of up to 5.00%.  The front-end sales charge is determined by the amount of your investment and is reduced on purchases exceeding $50,000.  Class C shares are offered at NAV with no front-end sales charge.  If you sell your Class C shares within one year of purchase, the shares will be subject to a 1.00% contingent deferred sales charge (“CDSC”).  The CDSC is deduction from the redemption proceeds.  The Distributor retains the fees in connection with the sales and redemptions of both Class A and Class C shares.

7.  REDEMPTION FEES

The Funds may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than 60 days. The redemption fee is paid directly to the respective Fund.  For the year ended October 31, 2015, there were $1,991 of redemption fees assessed by the FFV Fund, $2,938 of redemption fees assessed by Strategic Income Fund, and $67 of redemption fees assessed by Latin America Fund.  The redemption fees are included in paid in capital of each Fund, and is reported on the Statements of Changes in Net Assets.

8.  DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions for the year ended October 31, 2015, was as follows:

	Ordinary Income	Long-Term Capital Gains	Total
FFV Fund	$ 677,868	$ 1,653,508	$ 2,331,376
Strategic Income Fund	$ 488,820	$ 17,534	$ 506,354
Latin America Fund	$ 47,888	$ -	$ 47,888

The tax character of distributions for the year ended October 31, 2014, was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
FFV Fund	$ 616,328	$2,188,961	$ 2,805,289
FFV Strategic Income Fund	$ 284,613	$ -	$ 284,613
Latin America Fund	$ 50,750	$ -	$ 50,750

EPIPHANY FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

OCTOBER 31, 2015

9. TAX MATTERS

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following fiscal year.  Each Fund’s capital loss carryforward losses, post-October losses and post-December losses are determined only at the end of each fiscal year.  For tax purposes, at October 31, 2015, the following represents the tax basis capital gains and losses:

As of October 31, 2015, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities for each of the Funds were as follows:

	FFV	FFV Strategic Income	FFV Latin America
	Fund	Fund	Fund

Undistributed ordinary income	$ 1,109	$ 21,978	$ -
Accumulated realized gains	$ 1,549,657	$ -	$ -

Post December Losses	$ -	$ -	$ -

Capital Loss Carry-forwards (no expiration)(a)
Long-Term	$ -	$ -	$ (367,900)
Short-Term	$ -	$ (13,863)	$ (524,326)
	$ -	$ -	$ (892,226)

(a) The capital loss carryforward will be used to offset any capital gains realized by the Fund in future years through the expiration date. The Fund will not make distributions from capital gains while a capital loss carryforward remains.

	FFV	FFV Strategic Income	FFV Latin America
	Fund	Fund	Fund

Gross unrealized appreciation on investment securities,	$ 2,776,874	$ 486,830	$ 262,343
Gross unrealized depreciation on investment securities	(919,097)	(236,793)	(1,529,688)
Net unrealized appreciation (depreciation) on investment securities	$ 1,857,777	$ 250,037	$(1,267,345)

Cost of investment securities
(including short-term Investments)**	$28,579,342	$22,509,931	$ 4,608,411

** The difference between the book cost and tax cost of investments represents disallowed wash sales, and partnership adjustments on distributions received for tax purposes, if applicable.

EPIPHANY FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

OCTOBER 31, 2015

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year-end is distributed in the following year.

10.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of October 31, 2015, National Financial Services, LLC., for the benefit of others, in aggregate, owned approximately 26.92% of the FFV Fund and may be deemed to control the Fund.  As of October 31, 2015, Charles Schwab & Co., for the benefit of others, in aggregate, owned approximately 35.04% of the Strategic Income Fund, and Ameriprise Advisor Services, Inc., for the benefit of others, in aggregate, owned approximately 28.12% of the Strategic Income Fund, and each may be deemed to control the Fund.  As of October 31, 2015, Pershing LLC, for the benefit of others, in aggregate, owned approximately 40.29% of the Latin America Fund and may be deemed to control the Fund.

11. CONSOLIDATION OF SHARE CLASSES

All Epiphany FFV Fund Class A shares were redesignated and reissued as Class N shares, eliminating the class currently designated as Class A, effective as of June 1, 2015.  In order to facilitate a class consolidation, a sales load, structured in the manner previously applicable to Epiphany FFV Fund Class A shares, was added to Epiphany FFV Fund Class N, effective as of June 1, 2015.  Any Class N shares previously held were exempt from any such sales load.  Epiphany FFV Fund “Class N” was renamed “Class A” following the merger and redesignation.

All Epiphany FFV Strategic Income Fund Class N shares were redesignated and reissued as Class A, eliminating the class currently designated as Class N, effective as of June 1, 2015.

All Epiphany FFV Latin America Fund Class N shares were redesignated and reissued as Class A, eliminating the class currently designated as Class N, effective as of June 1, 2015.

 12. NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the FASB issued Accounting Standards Update 2015-07 (“ASU 2015-07”) eliminating the requirement for investments measured at net asset value to be categorized within the fair value hierarchy under GAAP and requiring sufficient information to reconcile the fair value of the remaining assets categorized within the fair value hierarchy

EPIPHANY FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

OCTOBER 31, 2015

to the financial statements. ASU 2015-07 is effective for interim and annual reporting periods beginning after December 15, 2015. Management has reviewed the requirements and believes the adoption of ASU 2015-07 will not have a material impact on the Funds’ financial statements.

13. SUBSEQUENT EVENTS

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees

The Epiphany Funds

We have audited the accompanying statements of assets and liabilities of the Epiphany FFV Fund (“FFV Fund”), Epiphany FFV Strategic Income  Fund (“Strategic Income Fund”) and  Epiphany FFV Latin America Fund (“Latin America Fund”), collectively the Funds, each a series of The Epiphany Funds, including the schedules of investments, as of October 31, 2015 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the five years for the period then ended for the FFV Fund and the Strategic Income Fund and the three years in the period then ended and for the period March 12, 2012 (commencement of investment operations) through October 31, 2012 for the Latin America Fund. These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds were not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and cash owned as of October 31, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Epiphany FFV Fund, Epiphany FFV Strategic Income  Fund, and Epiphany FFV Latin America Fund, collectively the Funds, each a series of The Epiphany Funds, as of October 31, 2015, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein, through October 31, 2015 in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

December 23, 2015

EPIPHANY FUNDS

EXPENSE ILLUSTRATION

OCTOBER 31, 2015 (UNAUDITED)

Expense Example

 As a shareholder of the Fund(s), you incur two types of costs; (1) transaction costs, including sales charges and redemption fees, and (2) ongoing costs which consist of management fees, distribution and service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, May 1, 2015 through October 31, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

EPIPHANY FUNDS

EXPENSE ILLUSTRATION (CONTINUED)

OCTOBER 31, 2015 (UNAUDITED)

Epiphany FFV Fund - Class A

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2015	October 31, 2015	May 1, 2015 to October 31, 2015

Actual	$1,000.00	$962.23	$7.42
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.64	$7.63

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Epiphany FFV Fund - Class C

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2015	October 31, 2015	May 1, 2015 to October 31, 2015

Actual	$1,000.00	$953.32	$11.08
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,013.86	$11.42

* Expenses are equal to the Fund's annualized expense ratio of 2.25%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Epiphany FFV Strategic Income Fund - Class A

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2015	October 31, 2015	May 1, 2015 to October 31, 2015

Actual	$1,000.00	$999.97	$6.30
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.90	$6.36

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EPIPHANY FUNDS

EXPENSE ILLUSTRATION (CONTINUED)

OCTOBER 31, 2015 (UNAUDITED)

Epiphany FFV Strategic Income Fund - Class C

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2015	October 31, 2015	May 1, 2015 to October 31, 2015

Actual	$1,000.00	$997.25	$10.07
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,015.12	$10.16

* Expenses are equal to the Fund's annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Epiphany Latin America Fund - Class A

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2015	October 31, 2015	May 1, 2015 to 'October 31, 2015

Actual	$1,000.00	$826.67	$8.06
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,016.38	$8.89

* Expenses are equal to the Fund's annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EPIPHANY FUNDS

TRUSTEES AND OFFICERS

OCTOBER 31, 2015 (UNAUDITED)

Management Information. Following are the Trustees and Officers of the Trust, their age and address, their present position with the Trust, and their principal occupation during the past five years.  In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Those Trustees and Officers, who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Adviser, are indicated in the table.  The Trust’s Statement of Additional Information includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 1-800-320-2185.

Name Address and Age	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[1]	Other Directorships Held by Trustee
Robert J. Mitchell WhitneySmith Company 301 Commerce St., Suite 1950 Fort Worth, TX 76102 Age: 68	Trustee	Indefinite/ Dec. 2006- present	Executive Recruiter, Whitney Smith Company, since 2014. Insurance Producer, Mitchell & Moroneso Insurance Services, Inc., (1988-2013)	3	Advisory Board, BBVA Compass Fort Worth.
William Reichenstein Baylor University Hankamer School of Business Waco, TX76798 Age: 63	Trustee	Indefinite/ Dec. 2006 - present	Professor of Finance, Baylor University, since 1990. Principal, Retiree, Inc. since 2008. Principal, Social Security Solutions, Inc., since 2008	3	Independent Director, CM Advisors Family of Funds
Joseph Kenneth Dalton 3613 Lands End St. Fort Worth, TX76109 Age: 74	Trustee	Indefinite/ June 2009 - present	Retired	3	Independent Trustee, Guggenheim and Rydex Funds.

1The “Fund Complex” consists of the Epiphany FFV Fund, the Epiphany FFV Strategic Income Fund, and Epiphany FFV Latin America Fund.

EPIPHANY FUNDS

TRUSTEES AND OFFICERS (CONTINUED)

OCTOBER 31, 2015 (UNAUDITED)

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available without charge upon request, by calling toll free at 1-800-320-2185.The following table provides information regarding each Trustee who is an “interested person” of the Trust (as defined in the 1940 Act) and each officer of the Trust.

Name, Address and Age	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[1]	Other Directorships Held by Trustee
Samuel J. Saladino, III [2] 106 Decker Ct., Suite 225, Irving, TX 75062 Age: 42	President, Chairman and Trustee	Indefinite/ Dec. 2006 – present (Trustee since Sept. 2006)	Chief Executive Officer, Trinity Fiduciary Partners, LLC, investment adviser, since 2005	3	None
C. Elizabeth Fahy 106 Decker Ct., Suite 225, Irving, TX 75062 Age: 39	General Counsel, Secretary and Chief Compliance Officer	Indefinite/ Nov. 2011- present (General Counsel and Secretary since Sept. 2012)	Chief Compliance Officer, Trinity Fiduciary Partners, LLC since 2011. Attorney, U.S. Dept. of Labor, (2002-2010)	N/A	None
Nancy P. Benson 106 Decker Ct., Suite 225, Irving, TX 75062 Age: 44	Treasurer	Indefinite / May 2012- present	President, Trinity Fiduciary Partners, LLC since 2010. Managing Director of Treasury and Investor Relations of Pier 1 Imports (2002-2010)	N/A	None

1The “Fund Complex” consists of the Epiphany FFV Fund, the Epiphany FFV Strategic Income Fund, and Epiphany FFV Latin America Fund.

2 Samuel J. Saladino, III is considered an “Interested” Trustee as defined in the 1940 Act, because he is an officer of the Trust and Chief Executive Officer of the Funds’ investment adviser.

The Independent Trustees were paid $31,000 for the year ended October 31, 2015.

The Funds Statement of Additional Information includes additional information about the Trustees and is available without charge upon request, by calling toll free at 1-800-320-2185.

EPIPHANY FUNDS

ADDITIONAL INFORMATION

OCTOBER 31, 2015 (UNAUDITED)

 Information Regarding Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Funds at (800) 320-2185 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Information Regarding Portfolio Holdings

The Funds file a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Funds’ first and third fiscal quarters end on July 31 and January 31. The Funds’ Form N-Q’s are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Funds at 1-800-320-2185.

Information Regarding Statement of Additional Information

The Statement of Additional Information includes additional information about the Trustees and is available without charge upon request, by calling toll free at 1-800-320-2185.

Investment Advisory and Sub-Advisory Agreement Renewal

In connection with a meeting held on September 23, 2015 (the “Meeting”), the Board of Trustees (the “Board”) of the Trust, including a majority of the Trustees who are not interested persons of the Trust or interested persons to any investment advisory agreement (the “Independent Trustees”), discussed the renewal of the investment advisory agreement (the “Management Agreement”) between Trinity Fiduciary Partners, LLC (“the “Adviser”) and the Trust, on behalf of the FFV Fund, Strategic Income Fund, and the Latin America Fund (collectively, the “Funds”).  The Board also considered the renewal of the sub-advisory agreement between the Adviser and Dana Investment Advisers, Inc. (the “Sub-Adviser”) with respect to the Strategic Income Fund.   In considering the Management Agreement and the sub-advisory agreement, the Board reviewed, discussed and considered written materials each of the Adviser and the Sub-Adviser had provided, as well as additional information presented at the Meeting.  Representatives of each the Adviser and the Sub-Adviser also responded to any questions from the Board.

In their consideration of the renewal of the Management Agreement for the Funds and the sub-advisory agreement for the Strategic Income Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling.  The Board relied upon the advice of Counsel and their own business judgment in determining the material factors to be considered in evaluating renewal of the agreements and the

EPIPHANY FUNDS

ADDITIONAL INFORMATION (CONTINUED)

OCTOBER 31, 2015 (UNAUDITED)

weight to be given to each such factor.  The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the agreements.  Matters considered by the Board in connection with its renewal of the Management Agreement and the sub-advisory included the following.

Management Agreement:

Nature, Extent and Quality of Services.  As to the nature, extent, and quality of the services provided by the Adviser, the Board considered the Adviser's investment philosophy, strategies and implementation process.  They noted the Adviser offers socially responsible investing (SRI) framed by key values of the Catholic Church and it screens the Funds using the FFV Scorecard®.  The focus of the screening is to protect the dignity of human life, support and protect employees and their families, and to reasonably safeguard the environment.  The Adviser reported its screening is consistent with the U.S. Conference of Catholic Bishops Socially Responsible Investment Guidelines and business practices are screened in four major areas: life and family exclusions, social justice, environmental record, corporate governance practices.  Companies that pass the initial screening are then additionally scored to determine their impact on society.  The Trustees noted they believe this commitment to socially responsible investing sets the Adviser apart from others in the marketplace.

The Board discussed Adviser personnel who service the Funds.  Mr. Saladino advised the Board that Trinity’s President, Nancy Benson, who currently serves as Treasurer and a portfolio manager for the Funds, will be resigning from those positions later this year.  Mr. Saladino noted that Ms. Benson will remain active overseeing screening of the portfolios and proxy voting for the Trust.  Her total time spent on activities for the Funds will be reduced as she devotes more of her time to the Adviser’s screening business.  Mr. Saladino noted the Adviser intends to find a qualified replacement for the duties from which she is resigning and that someone from the Trust’s administrator will likely serve as Treasurer.  Ms. Fahy noted that the appointment of any new officer will be circulated to the Board for its approval.

In addition, the Board reviewed and discussed with management the Adviser's Form ADV, its compliance policies and procedures manual, Code of Ethics, and further discussed the personnel, operations and policies of the firm with representatives of the Adviser.  The Board noted there had been no deviations from the Funds’ investment objectives, strategies, or limitations.  The Board also reviewed a description of the organizational structure of the Adviser.  The Board also engaged in a lengthy discussion with the Adviser regarding its current financial status.  They also noted there have been no SEC examinations or reviews during the past year.  After further discussion, the Board, including the Independent Trustees, concluded that the Adviser has provided high quality advisory services to the Funds, that the nature and extent of services provided by the Adviser to each Fund were reasonable and consistent with the Board's expectations and they believe the Adviser can continue to provide the same level of service.

EPIPHANY FUNDS

ADDITIONAL INFORMATION (CONTINUED)

OCTOBER 31, 2015 (UNAUDITED)

Performance.  As to the Funds’ performance, the Board reviewed performance information provided in the Board Materials relative to each Fund’s benchmark, a peer group of funds with similar investment strategies, and each Fund’s Morningstar category.

The Board noted that the Strategic Income Fund, Class A shares, performance as of June 30, 2015 for the prior one year period was slightly lower than its peer group average by approximately -0.45%.  The Strategic Income Fund also underperformed the Barclays US Aggregate Intermediate TR Index by approximately -1.18% for the one year period.  However, the Strategic Income Fund outperformed its peer group average over a three year period by approximately 0.66%.    Since inception, the Epiphany Strategic Income Fund outperformed the Barclays US Aggregate Intermediate TR Index, while slightly underperforming the Intermediate-Term Bond Morningstar Category Average.  It was noted that the Intermediate-Term Bond Morningstar Category includes funds which invest in international bonds and hedging instruments, which would impact the performance of the category but do not correlate to investments made by the Strategy Income Fund.  After some discussion, The Board concluded the Strategic Income Fund had acceptable performance in the periods presented, particularly over a longer term.

The Board next discussed the FFV Fund, Class A shares, performance as of June 30, 2015 for the prior one year period of 0.92%, noting it was lower than the peer group average of 5.05%, lower than the S&P 500 TR of 7.42%, and lower than the Morningstar Blend category average of 5.12%.  They also considered that the performance from inception through June 30, 2015, as well as 3 year and 5 year returns.  The Board also reviewed the peer group, noting it is comprised of 24 retail mutual funds that also utilize socially conscious investing.  It was noted that the FFV Fund is prohibited from investing in many healthcare investments based on the FFV screening process, and healthcare performed well over the recent period.  The Board concluded that while the Fund has recently underperformed its benchmark, the Fund’s long term performance is more consistent with the benchmark, Morningstar, and peer group averages.

The Board next reviewed the Latin America Fund, Class A shares performance as of June 30, 2015 for the prior one year period, which was -24.68%, slightly lower than the Morningstar category average of -24.47% and S&P Latin America 40 TR returns of -20.02%.  It was also lower than the peer group average of -24.02% for the one year period.  The performance as of June 30, 2015 since inception of -11.86% annualized return was better than the Morningstar category average of -15.91% and S&P Latin America 40 TR return of -14.84%.  The peer group average consisted of 9 retail mutual funds which invest primarily in Latin American companies.  After a lengthy discussion, the Board concluded that returns of the Latin America Fund outperformed both the benchmark and its Morningstar category since inception. The Board concluded that the overall performance of the Latin America Fund was acceptable, relative to its benchmark and peer group.

EPIPHANY FUNDS

ADDITIONAL INFORMATION (CONTINUED)

OCTOBER 31, 2015 (UNAUDITED)

Fees and Expenses.  The Board next reviewed information in the peer group studies comparing the expense ratio of each Fund to those of its peer group and/or the Morningstar category average.

The Board noted the Strategic Income Fund advisory fee is 0.50%, which is higher than its peer group average of 0.38%.  However, they noted the peer group fees range from 0.25% to 0.60%.  The Morningstar Category had an average advisory fee of 0.41%, with a range from 0.00% to 1.38%.  The Board considered that the Fund size of the Strategic Income Fund is small compared to average size of its peer group.  The average expense ratio of the Strategic Income Fund was also slightly higher than its peer group average of 0.88%, but within the range.

The FFV Fund advisory fee is 0.75%, which is higher than its peer group average of 0.56%.  However, the Board noted the range of peer group fees is between 0.02% and 1.09% and the FFV Fund is the second smallest fund in its peer group.  The Morningstar Category had an average advisory fee of 0.59%, with the range from 0.00% to 2.23%.  The Board also considered the fact that the advisory fee after expense reimbursement was 0.65% and the average expense ratio of the FFV Fund was slightly higher than its peer group average, but within the range of such peer group.

The Latin America Fund advisory fee is 1.00%.  The Board noted that the Latin America Fund’s peer group average advisory fee was 1.01%, which is the same as the net advisory fee of its Morningstar category of 1.01%.  They also noted the Fund did not pay any advisory fees, as all such fees have been waived to date.  The average expense ratio of the Latin America Fund was slightly higher than its peer group and Morningstar category average, but within the range of 1.75% to 1.07%.

In reviewing the Funds’ advisory fees and expense ratio, the Board considered that in each case the Adviser has agreed to extend the current operating expense limitation agreement to be sure that each Fund’s expense ratio is capped at an acceptable level.  The Board concluded that each Fund’s management fees are fair and reasonable, particularly when considering the small size of the respective Funds compared to funds in their peer group and the expense limitation agreements.

Economies of Scale. The Board then considered whether there are or will be economies of scale with respect to the management of the Funds and whether there is potential for realization of any further economies of scale which may be passed along to Fund shareholders.  Given the size of the Funds, the Board concluded economies of scale are not a relevant for consideration at this time, but noted the Adviser has agreed to consider breakpoints in the future.

Profitability.  As to costs incurred, the Board recognized that no profits are being recognized by the Adviser on two of the Funds, and it is only slightly profitable on the FFV Fund.  The Adviser is currently waiving fees and/or reimbursing expenses for two of the Funds pursuant to an Expense Limitation Agreement.  Mr. Saladino also discussed the differences between 2014 and 2015 on the exhibits presented in the 15(c)

EPIPHANY FUNDS

ADDITIONAL INFORMATION (CONTINUED)

OCTOBER 31, 2015 (UNAUDITED)

materials.  He also discussed services provided under the administration and compliance services agreement with the Trust, the use of soft dollars, and the Adviser’s profitability or other benefits with respect to such services.  After a lengthy discussion of the firm’s current financial condition and outlook, the Board concluded that the Adviser has adequate resources to fulfill its responsibilities to each of the Funds under the Management Agreement, but the Adviser is not excessively profitable.

Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the renewal of the Management Agreement, and as assisted by the advice of Counsel, the Board concluded that the nature, extent, and quality of services provided by the Adviser were acceptable, that the advisory fee is reasonable, and that renewal of the Management Agreement on behalf of each Fund for an additional term of one year is in the best interests of the Trust and the shareholders of each respective Fund.

Sub-Advisory Agreement.

Nature, Extent and Quality of Services. The Board reviewed the background information provided on the key investment personnel and were satisfied with their experience.  The Board assessed the Sub-Adviser’s infrastructure and discussed its financial conditions with a representative of the Sub-Adviser, and agreed that it is well organized, with resources to provide a full complement of services to the Strategic Income Fund.  The Board noted favorably that the Sub-Adviser monitor’s compliance to the Fund’s investment limitations, and that it has not reported any material compliance or litigation issues since the last contract approval.  They noted the Sub-Adviser has not had any significant changes to its corporate structure, or been examined by the SEC in the last 12 months and the Sub-Adviser has not amended its code of ethics, proxy voting policies, or compliance procedures in the past year.  The Board concluded that the Sub-Adviser has a well-organized infrastructure and sufficient resources to continue to provide a level of high quality services to the Fund to the benefit of the shareholders.

Performance.  The Board next reviewed the Sub-Adviser’s performance, noting the underperformance against the Barclays US Intermediate Aggregate Index, Intermediate Term Bond Morningstar category average and its peer group average for the one-year period. The Board also considered the average annualized returns since the Strategic Income Fund’s inception.  Over the since inception period, the Strategic Income Fund outperformed its peer group and Barclays US Intermediate Aggregate Index, while underperforming the Intermediate Term Bond Morningstar category average.  The Board concluded that even though the Strategic Income Fund underperformed recently, the Fund has had good relative performance since inception.

Fees and Expenses.  The Board noted that the Sub-Adviser charges an annual sub-advisory fee. The Adviser, not the Strategic Income Fund, pays the Sub-Adviser an annual fee of 0.10% of the average daily net assets if total fund assets are $20,000,000 or under, 0.15% of the average daily net assets if total fund assets are $20,000,001 to $40,000,000 and 0.20% of the average daily net assets if total fund assets are

EPIPHANY FUNDS

ADDITIONAL INFORMATION (CONTINUED)

OCTOBER 31, 2015 (UNAUDITED)

$40,000,001 or greater.  The Board also noted that the fees charged by the Sub-Adviser are lower than the fees the Sub-Adviser typically charges their other clients.  The Board discussed the Adviser’s intention to partner with a sub-adviser that will provide high quality service as well as possessing the unique skill set required.  After some discussion, the Board concluded that the sub-advisory fee was reasonable.

Economies of Scale.  The Board considered whether there will be economies of scale with respect to the management of the Fund.  Currently, fees are still being waived to meet the expense limitation agreement with the Strategic Income Fund and the Adviser pays the Sub-Advisory fee.  The Board determined it would be appropriate to revisit economies of scale when the Strategic Income Fund’s assets grow.

Profitability.   The Board considered the profitability analysis provided by the Sub-Adviser and discussed several items related thereto.  They further considered that the Sub-Adviser receives an additional benefit from its relationship with the Fund in the form of soft dollars.  After further discussing, the Board concluded that the Sub-Adviser’s level of profitability from its relationship with the Fund is not excessive.

Conclusion.  Having requested and received such information from the Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Board concluded that the nature, extent, and quality of services provided the Sub-Adviser were acceptable, that the sub-advisory fee is reasonable, and that renewal of the sub-advisory agreement for an additional term of one year is in the best interests of the Trust and the shareholders of the Strategic Income Fund.

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INVESTMENT ADVISER

Trinity Fiduciary Partners LLC

106 Decker Court, Suite 225

Irving, TX  75062

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Sanville & Company

1514 Old York Road

Abington, PA  19001

LEGAL COUNSEL

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH  45202

CUSTODIAN

The Huntington National Bank, NA

41 South High Street

Columbus, OH  43216

TRANSFER AGENT AND FUND ACCOUNTANT

Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, OH  44147

This report is intended only for the information of shareholders or those who have received a Fund’s prospectus which contains information about each Fund’s management fees and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii

The board of trustees of The Epiphany Funds has determined that The Epiphany Funds do not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the Funds adequate oversight by its audit committee given the Funds’ level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services

(a)

Audit Fees

FY 2015

$ 26,000

FY 2014

$ 25,000

(b)

Audit-Related Fees

Registrant

FY2015

$ 0

FY2014

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2015

$ 5,700

FY 2014

$ 8,000

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2015

$ 0

FY 2014

$ 0

Nature of the fees:

Not applicable.

 (1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant, and therefore has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of regulation S-X.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Adviser

Registrant

FYE 10/31/2015

N/A

$5,700

FYE 10/31/2014

N/A

$8,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.   See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.   Not applicable to open-end investment companies.

Item 10.   Submission of Matters to a Vote of Security Holder.   None.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of October 31, 2015, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Code of Ethics filed herewith.

(a)(2)   Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)   Not applicable.

(b)   Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

Epiphany Funds

By (Signature and Title)

*

/s/ Samuel J. Saladino, III, President

Samuel J. Saladino, III, President

Date: January 5, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*

/s/Samuel J. Saladino, III, President

Samuel J. Saladino, III, President

Date: January 5, 2016

By (Signature and Title)

*

/s/Nancy P. Benson

Nancy P. Benson, Treasurer

Date: January 5, 2016

* Print the name and title of each signing officer under his or her signature.